Growth through Innovation

Welcome to Dot Hill's 2015 Analyst Day

Real Time Matters™

NASDAQ: HILL

Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the first quarter and full year of 2015 and other future periods. In addition, the operating framework, including all 2017 amounts, is dependent on revenue mix and growth and does not represent projections or guidance for a particular period. Rather, this is a model management utilizes in managing the business. Actual results for a particular period may differ materially due to a variety of factors listed in Dot Hill’s SEC filings, including business and economic conditions. Past performance is not an indicator or guarantee of future performance. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the first quarter and full year of 2015 and all future periods may be different from the financial guidance provided in this presentation; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

dot HILL®

Dana Kammersgard, President and CEO, Dot Hill



Real Time Matters™

NASDAQ: HILL

DOT HILL ANALYST DAY AGENDA

8:00 – 8:30 am	Breakfast and Demos	
8:30 – 8:45 am	Welcome and Introductions	Dana Kammersgard, CEO, Dot Hill
8:45 – 9:15 am	Strategic Overview	Dana Kammersgard
9:15 – 9:35 am	IDC 3rd Platform	Eric Burgener, Research Director, IDC
9:35 – 9:55 am	The Internet of Things (IoT)	Brian Garrett, VP, ESG Labs
9:55 – 10:05 am	Q & A	
10:05 – 10:15 am	Break	
10:15 – 10:45 am	Dot Hill Innovation	Ken Day, CTO, Dot Hill
10:45 – 11:10 am	Products & Solutions	Bill Wuertz, Sr. VP, Dot Hill
11:10 – 11:25 am	Quantum	Janae Lee, Sr. VP of Strategy, Quantum
11:25 – 11:40 am	Deutsch, Inc.	Tripp McCune, EVP & CIO, Deutsch
11:40 – 12:10 pm	Business Model and Outlook	Hanif Jamal, CFO, Dot Hill
12:10 – 12:30 pm	Q & A	
12:30 – 12:40 pm	Closing Remarks	Charlie Christ, Chairman

THE EVER CHANGING STORAGE INDUSTRY

QLOGIC

NetApp

hp

SEAGATE

DELL

Western Digital

EMULEX

EMC²

dot HILL

BROCADE

IBM

HITACHI DATA SYSTEMS

THE EVER CHANGING STORAGE INDUSTRY

THE EVER CHANGING STORAGE INDUSTRY

QLOGIC

NetApp

hp

SEAGATE

DELL

WD Western Digital®

EMC²

dot HILL®

TINTRI

BROCADE

nimble storage

PURESTORAGE

SOLIDFIRE

IBM®

tegile

HITACHI DATA SYSTEMS

Profit Without Growth

BROCADE

QLOGIC

EMULEX

EMC²

Western Digital

NetApp

DELL

IBM

SEAGATE

HITACHI DATA SYSTEMS

Growth Without Profit

OCZ

nimble storage

PURESTORAGE

TINTRI

SOLIDFIRE

FUSION-IO

tegile

Profit Without Growth

BROCADE, QLOGIC, EMC², Western Digital, NetApp, DELL, IBM, SEAGATE, HITACHI DATA SYSTEMS

Growth Without Profit

OCZ, nimble storage, PURESTORAGE, TINTRI, SOLIDFIRE, FUSION-IO, tegile

Is There a Storage Company Projecting Growth **and** Profitability?

Profit Without Growth

GROWTH
and
Accelerating
PROFITABILITY

Growth Without Profit

Real Time Matters™

Vertical Markets leverage the **Server OEM foundation** into higher growth, higher margin and "stickier" revenue streams


Vertical Markets
TELCO
M&E
VS
BDA
GEO
HEALTH
OIL/GAS
HPC
FED
CSP/OFS
Server OEMs

Real Time *Matters*™

The **Server OEM** business forms the **foundation for the company**, through scale and market and technology validation


Server OEMs

The **Server OEM** business forms the **foundation for the company**, through scale and market and technology validation


Server OEM Customers
(Current & Prospective)
Stratus Technologies
hp
lenovo
CRAY
HITACHI
DELL
cisco
sgi
ORACLE

dot HILL®

HP launches its next generation entry level storage MSA1040

HP Announcements — *March 25, 2014*

...2014 - HP announced today the release of their next ... of its entry level storage platform MSA. ...nnouncement of the MSA2040 besides ...SA2040 featured more ...of more cache in the... controller (4GB), 16Gb FC connectivity and SSD support. This made the MSA2040 more a performance model on top of the existing P2000 G3 model instead of a replacement of it. Today HP released the next generation of the P2000 G3 on the same platform as the MSA2040 but in a more essential base....

HP Announces Hybrid Flash Array, MSA Storage, NAS and Backup Products

HP Announcements — *March 16, 2015*

March 16, 2015 - HP has announced several new products during the HP Global Partner Conference 2015 at the MGM Grand, Las Vegas. The new products are designed to address the needs of entry-level storage for mid-sized companies and also offer new flash options to boost performance. Early SSD-based products were designed ... applications, but HP's ... SAN and hyb... penetration int...

HP announces new storage offerings for companies on a tight budget

March 20, 2015

HP announces new hybrid flash storage, data protection, and enhanced file solutions ideal for companies struggling with tight budgets

March 20, 2015 - Midsized companies need to move fast, yet often lack the resources to take advantage of powerful storage technologies widely deployed in the enterprise. HP is helping bridge this gap with low-cost ways to accelerate applications, including the most affordable solid state drive (SSD) read-caching solution from a major vendor with SSD options for HP MSA Storage. For customers looking at hybrid flash storage, HP is now offering a new HP StoreVirtual Storage system which is 12 times faster than an equivalently priced spinning media array.

HP Brings Advanced Virtualization Capabilities to HP MSA Storage

Industry's #1 entry-level Fibre Channel array now simpler, faster, and more economical for budget-conscious small and midsize customers

Nov 18, 20...

PALO ALTO, Calif., Nov. 18, 20...

HP pitches hybrid IT action plan to partn...

HP lays out a plan for partners to create a business practice around hybrid IT, revolving around four key product/service areas.

March...

LAS VEGAS, March 18, 2015 -- Talk is cheap without action. For partners, talk is cheap and without action doesn't address their main concern: profitability. Here on Day 2 of Hewlett-Packard Co.'s Global Partner Conference on Tuesday, the vendor rolled out a detailed plan of action for partners to create a business practice around hybrid IT, or an on-demand IT infr... one of four strategic areas that HP has targeted for it... The other three areas are big data, security and ... workplace.

HP Intros New Flash, Data Protection Storage For SMBs

HP Announcements — *March 16, 2015*

March 16, 2015 - Hewlett-Packard on Monday opened its annual HP Global Partner Conference with the introduction of new flash, NAS and data protection storage offerings geared toward HP's SMB partners.

The new storage solutions for SMBs are leveraging HP's enterprise-class storage experience, said Patrick Osborne, director of product management and marketing for HP storage. "We're scaling high-performance solutions to SMBs with flash storage, enhanced data protection and enhanced NAS offerings," Osborne told CRN.

...brings scalable, high-performance storage ...ions within reach of more midsized businesses

...nnouncements — *March 17, 2015*

M...h 17, 2015 - Today HP announced new cost effective, storage offerings aimed at midsized companies. The new offerings include a new HP MSA Storage, a new HP StoreVirtual Storage system, a more scalable HP StoreOnce Backup, and a new HP StoreEasy Storage file serving appliance. These new offerings will enable midsized and SMB to increase performance while minimizing risks. Flash arrays are one of the fastest growing segments in the external storage. The biggest factor holding up smaller markets from jumping on them is price. Recently HP announced SSD caching and tiering abilities, they have combined that with

HP MSA PROGRESS

Hybrid Flash Array for the Entry Space


HP Announces Hybrid Flash Array, MSA Storage, NAS and Backup
The SmallBizWindows HP Storage MSA 2040 SAN Appliance Review
November 21, 2013
Absolute Best
HP MSA 2040 Storage Review
HP Delivers a capable fibre channel disk array for sensible money – the MSA 2040 Storage serves up serious performance at a price SMBs can afford.
December 20, 2013
PC PRO RECOMMENDED
HP Brings Advanced Virtualization Capabi
MSA Storage
Industry's #1 entry-level Fibre Channel array now simpler, faster, and more economical for budget-conscious small and midsize
HP pitches hybrid
HP MSA 2040 Storage Review
HP brings 16Gbps Fibre Channel to the masses with the affordable and expandable MSA 2040
October 10, 2013
ITPRO EDITOR'S CHOICE
www.itpro.co.uk
Reviews: Connected Data Transporter, HP MSA 2040
Hewlett-Packard MSA 2040
March 13, 2015
CRN
high-performance storage
more midsized businesses
March 17, 2015
RealTier
RealPool
RealThin
RealStor
RealSnap
RealQuick
RealCache

IN REVIEW: THE 2013 STRATEGIC INITIATIVES



LAUNCH OF ENTERPRISE PRODUCTS

- AssuredSAN Series 4000 & Pro Series 5000 products introduced with best in class Real Time Tiering
- Increase Total Available Market for 2013 by 2.5X
- 11 new opportunities in various stages of contract negotiations, customizations, and launch preparation



GROWTH IN VERTICAL MARKETS

- Focus on Telecommunications, Media/Entertainment, Big Data, Oil & Gas and Digital Image markets
- 2012 revenue increased 35% over 2011

Strategic Intent: Capitalize on storage industry consolidation and Dot Hill's core Server OEM business to grow the top-line and create operating leverage

STRATEGIC RATIONALE: THREE SIMPLE OBJECTIVES

Revenue ($M)


197
209
217
250
2012
2013
2014
2015E

Revenue Breakdown


Vertical
Server
74%
26%
66%
34%
53%
47%
44%
56%
2012
2013
2014
2015E

Operating Margin %


-1.5%
5.1%
5.9%
8.0%
2012
2013
2014
2015E

Grow Topline

Diversify Revenue

Accelerate Profitability

2015E based on midpoint of guidance issued March 5, 2015

RealStor is our Next Generation Real Time Operating System based on Purpose Built Cost Optimized hardware


Innovations That Matter
RealTier
RealStream
RealSure
RealSnap
RealThin
RealPool
RealQuick
Future
Future
RealStor
Performance & Cost Optimized Hardware

MODULAR ARCHITECTURE RESULTS IN PURPOSE BUILT PRODUCTS



Devices
2.5" HDD
3.5" HDD
SSD
Controllers
3004
4004
6004
Growth Through Innovation
Chassis
2U-12 LFF
2U-24 SFF
2U-48 SFF
4U-56 LFF
RealTier™
RealPool™
RealThin™
RealStor™
RealSnap™
RealSure™
RealStream™

MODULAR ARCHITECTURE RESULTS IN PURPOSE BUILT PRODUCTS


Devices
2.5" HDD
3.5" HDD
SSD
Controllers
3004
4004
6004
Growth Through Innovation
Chassis
2U-12 LFF
2U-24 SFF
2U-48 SFF
4U-56 LFF
RealTier™
RealPool™
RealThin™
RealStor™
RealSnap™
RealSure™
RealStream™

MODULAR ARCHITECTURE RESULTS IN PURPOSE BUILT PRODUCTS


RealTier™
RealPool™
RealThin™
RealStor™
RealTimeMatters
RealSnap™
RealSure™
RealStream™
2U-48 SFF
RealThin™
RealSure™
RealStream™

PRODUCT HEADLINES SINCE LAST ANALYST DAY

dot HILL®

Dot Hill Launches High Performance 12Gb SAS Arrays and Industry's First 16Gb Fibre Channel/10Gb ... Interface Storage Solutio...

AssuredSAN 4004 Models Deliver Rock Solid Reliability and Wicked-Fast Performance

LONGMONT, Colo., Nov. 6, 2013 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a leading provider of SAN storage solutions, announced the availability of its new AssuredSAN™ 4004 storage models, based on the company's ninth-generation RAID architecture. These products offer greater data security, faster throughput and substantial business benefits ... bandwidth perform... & entertainment, analytics and digit... arrays are now av... and select OEM ...

Dot Hill Announces Next-Generation Hybrid Ultra48 Arrays with RealStor 2.0 Application Workload-Aware Intelligence

Exclusive Dot Hill Platform is a Game-Changer for Growing Hybrid Array Market; Industry's First Ultra-Density Array Delivers Data Where Customers Need it, When They Need it, in Real-Time

November 4, 2014

LONGMONT, Colo., Nov. 4, 2014 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a trusted supplier of innovative enterprise-class storage systems, today announced the Ultra48™ AssuredSAN® ultra-density, next-generation hybrid arrays are now available with Dot Hill RealStor™ version 2.0 application workload-aware intelligence. By combining RealStor 2.0, also announced today, with the Ultra48, Dot Hill is delivering a unique, robust family of hybrid arrays that challenges the current competitive landscape with game-changing enterprise management features and performance at an unparalleled price-performance point.

... Hill Revolutionizes Storage With Application Workload-Aware Intelligence for Hybrid Flash Arrays

...alStor 2.0 Software Suite Accelerates Storage Management ...erations to Deliver Data Where Customers Need it, When They Need

November 4, 2014

... generation hybrid flash storage arrays. Easy-to-use RealStor 2.0 accelerates storage management operations to deliver data where customers need it, when they need it in real-time. ...

Dot Hill Ultra48 AssuredSAN Storage Arrays Bring Industry-First 2U 48 Ultra Density Form Factor, High Performance, and Enhanced Efficiency to the Data Center

Solutions Maximize Capacity and Minimize Physical Space While Delivering Exceptional Throughput Performance for Customers in Both Structured and Unstructured Data Applications

January 21, 2014

LONGMONT, Colo., Jan. 21, 2014 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a leading provider of SAN storage solutions, today announced a suite of high-performance, ultra-density Ultra48™ AssuredSAN™ storage arrays. Targeted at customers with throughput-intensive applications, the arrays use a patent pending enclosure developed by Dot Hill to maximize storage processing power in a minimal rack footprint. This ultra-density solution delivers twice the performance and twice the capacity per rack unit compared to traditional arrays while maintaining Dot Hill's proven reliability and easy serviceability.

Photo Release -- Dot Hill AssuredSAN 3004 Series Next-Generation, Entry-Level Storage Delivers Improved Price / Performance, Greater Capacity and High Speed Connectivity

AssuredSAN 3004 Leverages Dot Hill's Proven RAID Architecture for Rock Solid Reliability, Ease-of-use, and Upgradability for 16Gb Fibre Channel and 10Gb iSCSI Environments

July 9, 2014

LONGMONT, Colo., July 9, 2014 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a trusted supplier of innovative, enterprise-class storage systems, today announced immediate availability of its AssuredSAN® 3004 lineup, the newest storage arrays based on the company's proven RAID architecture.

The AssuredSAN 3004 models improve on previous-generation 3000 Series arrays by providing next-generation affordable storage to meet entry-level requirements with greater capacity and performance. In addition, 3000 Series customers can take advantage of easy field upgradability to the next-generation AssuredSAN 3004 RAID controller, simplifying depl...

... Applications

Extending Dot Hill's Innovative Architecture, the AssuredSAN 6000 Series With RealStream Software Supports Up to Three Times the Throughput for Applications Involving Complex Internet Workloads

April 7, 2015

LONGMONT, Colo., April 7, 2015 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a trusted supplier of enterprise-class storage systems, today announced availability of its new innovative AssuredSAN® 6000 Series arrays optimized for key vertical markets including telecommunications infrastructure, network management, video surveillance, service providers, high performance computing (HPC) and other Internet of Things (IoT) applications.

"In partnership with target vertical market customers ... the I/Os per second and throughput ... specifically by these new IoT ...

Dot Hill Announces General Availability of the Ultra56 AssuredSAN Hybrid Storage Array

Jan 30, 2015

New Storage System With RealStor 2.0 Application Workload-Aware Intelligence designed for Carrier Grade and Other Ruggedized Environments

LONGMONT, Colo., Jan. 30, 2015 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a trusted supplier of innovative carrier grade and enterprise-class storage systems, announced that the Dot Hill Ultra56™ AssuredSAN® hybrid storage array is now shipping through its distribution channels.

The Ultra56 is a hybrid storage array based on an ultra-density chassis that supports both NEBS Level 3 carrier and MIL-STD government requirements and up to 1.34 petabytes (PB) of raw capacity in only 7 inches or 4U of rack space. This high-density AssuredSAN array includes high performance 4004 controllers, affording up to 6400MB/s of ...

...ot Hill Launches High Capacity Ultra56 ... Hybrid Storage Array

...olution, Designed for Carrier and Other Rugged Environments ...s High Density Storage With Hybrid Flash Array Functionality ...r 2.0 Application Workload-Aware Intelligence

...LEANS, Nov. 17, 2014 (GLOBE NEWSWIRE) -- SC14 - ... Systems Corp. (Nasdaq:HILL), a trusted supplier of innovative carrier and enterprise-class storage systems, today unveiled the Dot Hill Ultra56™ AssuredSAN®, a new hybrid flash storage array based on an ultra-density chassis that supports both NEBS Level 3 carrier requirements and up to 1.34 petab... Ultra56 AssuredSAN includes the ... 4004 controllers as other Dot Hill ... 6400MB/s of sustained read perfor... data compatibility within the Dot Hill ...

Dot Hill Announces RealStream Software Technology That Dramatically Increases Throughput of Bandwidth-Intensive Applications

April 7, 2015

RealStream Software With Predictive Load Balancing Handles More Than 5000 Parallel Data Streams to Boost Internet of Things (IoT) Application Performance

LONGMONT, Colo., April 7, 2015 (GLOBE NEWSWIRE) -- Dot Hill Systems Corp. (Nasdaq:HILL), a trusted supplier of innovative enterprise-class storage systems, today unveiled its patented RealStream™ software which triples data ingest throughput1 while handling more than 5000 parallel data streams for heavy-duty Internet traffic workloads.

Layered on top of Dot Hill's next-generation RealStor™ operating system, RealStream is available now in Dot Hill's newAssuredSAN®6004 arrays (see Dot Hill Introduces New 6000 Series to Deliver New Level of Performance for Vertical Markets and Internet of Things Applications, also announced today). RealStream software benefits "always-on" bandwidth-intensive applications

PRODUCT HEADLINES SINCE LAST ANALYST DAY


Ultra48
2014
WINNER SVC awards
Dot Hill Announces Next-Generation Hybrid Ultra
Application Workload-Aware Int
Top 25 Must Have Software Applications
Ultra48
2014
Photo Release -- Dot Hill AssuredSAN 3004
Generation, Entry-Level Storage Delivers Imp
Performance, Greater Capacity and High Speed
Efficiency to the Data Center
January 21, 2014
Innovation Translated into Purpose Built Products
STORAGE AWARDS THE STORRIES XI WINNER
Disk Based Product of the Year: Enterprise
RealStor
2014
Hybrid Storage Array
ITPRO INNOVATION AWARD
www.itpro.co.uk
Ultra48, AssuredSAN Storage, Virtualization and Cloud Industry Award
2014
April 7, 2015

PRODUCT HEADLINES SINCE LAST ANALYST DAY



Ultra48
SVC awards WINNER
2014
Top 25 Must Have Software Applications
Ultra48
2014
Dot Hill Announces Next-Generation Hybrid Ultra
Photo Release -- Dot Hill AssuredSAN 3004
Efficiency to the Data Center
January 21, 2014
Innovation Translated into GROWTH
STORAGE AWARDS WINNER
Disk Based Product of the Year: Enterprise
RealStor
RealStor™
2014
Hybrid Storage Array
ITPRO INNOVATION AWARD
www.itpro.co.uk
Ultra48, AssuredSAN Storage, Virtualization and Cloud Industry Award
2014

Vertical Markets leverage the Server OEM foundation into **higher growth**, **higher margin** and **"stickier" revenue streams**


Dot Hill Systems
TELCO
M&E
VS
BDA
GEO
HEALTH
OIL/GAS
HPC
FED
CSP/OFS
Server OEMs

Estimated embedded/vertical TAMs derived from multiple sources

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on storage growth and Dot Hill product differentiation

- TELCO — $2.0B TAM
- MEDIA & ENTERTAINMENT — $8.4B TAM
- VIDEO SURVEILLANCE — $6.6B TAM
- BIG DATA/ DATA ANALYTICS — $5.5B TAM
- GEOSPATIAL — $0.5B TAM
- HEALTH CARE — $1.0B TAM
- OIL & GAS — $0.5B TAM
- HIGH PERFORMANCE COMPUTING — $1.5B TAM
- FEDERAL SYSTEM INTEGRATORS — $3.0B TAM
- CSP/OFS — $2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on storage growth and Dot Hill product differentiation


• MOBILE MESSAGING"
• "NETWORK MONITORING"
Tektronix communications
SAMSUNG
MOTOROLA
MAVENIR SYSTEMS
NOKIA
Movius
ERICSSON
JDSU
Alcatel-Lucent
NETSCOUT
MEDIA &
$8.4B TAM
VIDEO SURVEILLANCE
$6.6B TAM
BIG DATA/ DATA ANALYTICS
$5.5B TAM
GEOSPATIAL
$0.5B TAM
CARE
$1.0B TAM
OIL & GAS
HIGH PERFORMANCE COMPUTING
$1.5B TAM
FEDERAL SYSTEM INTEGRATORS
$3.0B TAM
CSP/OFS
$2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources

Global Handset Data Traffic


25000
20000
15000
10000
5000
0
Other
Games & Applications
Video
Music
Browsing
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

What is Enabling Data Growth?

- Proliferation of mobile devices
  - Global handsets data growing to 21 Exabytes by 2017
- Enhancement of network bandwidth
  - Over 1.2B subscribers with 4G by 2018
- Increase in "large file size" data (e.g. video, music, gaming)

Source: Strategy Analytics, Handst Data Traffic (2001-2017)

Workload Case Studies

- Unified Messaging
  - Nokia Solutions creates a private cloud for users to access texts, email, photos, video, from any device
- Network Management
  - Tektronix creates "Data Probe" solutions to capture and analyze network traffic for performance bottlenecks and load balancing

Source: Strategy Analytics

Tektronix®

RealStor™

RealTimeMatters™

RealStream™

Real Time Matters™

Data Center/Cloud Monitoring

Core Network Monitoring

Customer Experience Management

Access Networking Monitoring for E2E Analytics


GeoBlade
Tektronix

Enhanced GeoProbe®

- Tekcomms is the market leader in probe technology for fixed and mobile carriers
- The GeoProbe® platform gives operators insight on customer behavior and quality of interaction with the network

The Tektronix GeoProbe® provides comprehensive network monitoring and data collection across legacy and next-generation technologies

dot HILL®

Identified vertical markets based on storage growth and Dot Hill product differentiation

- TELCO — $2.0B TAM
- MEDIA & ENTERTAINMENT — $8.4B TAM
- VIDEO SURVEILLANCE — $6.6B TAM
- BIG DATA/ DATA ANALYTICS — $5.5B TAM
- GEOSPATIAL — $0.5B TAM
- HEALTH CARE — $1.0B TAM
- OIL & GAS — $0.5B TAM
- HIGH PERFORMANCE COMPUTING — $1.5B TAM
- FEDERAL SYSTEM INTEGRATORS — $3.0B TAM
- CSP/OFS — $2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on storage growth and Dot Hill product differentiation


TELCO
$2.0B TAM
• POST PRODUCTION
• CONTENT DISTRIBUTION
Quantum.
Imagine
TECHNICOLOR
concurrent
Autodesk
BELDEN
EVS
AVID
grass valley
VIDEO
RVEILLANCE
$6.6B TAM
BIG DATA/ DATA ANALYTICS
$5.5B TAM
GEOSPATIAL
$0.5B TAM
HEALTH CARE
$1.0B TAM
$0.5B TAM
HIGH
RFORMANCE
MPUTING
FEDERAL SYSTEM INTEGRATORS
$3.0B TAM
CSP/OFS
$2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources


Capacity for 1 hour video
25X
1.08 TB
4.3 TB
8.6 TB
13.8 TB
27.6 TB
Traditional
4K Projection
S3D
HDR
HFR

What is Enabling Data Growth?

- New technologies are increasing video storage requirements up to 25 times
  - 4K and higher resolutions
  - Stereoscopic 3D
  - Increasing Frame Rate

Workload Case Study

- Post Production
  - Dot Hill storage provides predictable multiple 4K streams of video for Autodesk video editing and content creation application software
- Broadcast & Streaming Video
  - Concurrent Computer Corporation relies on Dot Hill storage to provide performance, reliability and capacity to deliver seamless video via a wide range of delivery systems and formats

dot HILL

RealStor™
RealTimeMatters

RealTier™

Real Time Matters™

Quantum.



Quantum QXS-5600


Quantum
Quantum

Quantum Pro4K with QXS-1200

QXS 1200

Complete, 4K/8K Ready collaborative storage for Post and Broadcast M&E applications

A rock-solid storage solution that delivers higher performance and capacity, and allows for maximum collaboration. For new workflow or expanding 4K workflow capabilities with StorNext® or Xsan ™ environments

Identified vertical markets based on storage growth and Dot Hill product differentiation

- TELCO — $2.0B TAM
- MEDIA & ENTERTAINMENT — $8.4B TAM
- VIDEO SURVEILLANCE — $6.6B TAM
- BIG DATA/ DATA ANALYTICS — $5.5B TAM
- GEOSPATIAL — $0.5B TAM
- HEALTH CARE — $1.0B TAM
- OIL & GAS — $0.5B TAM
- HIGH PERFORMANCE COMPUTING — $1.5B TAM
- FEDERAL SYSTEM INTEGRATORS — $3.0B TAM
- CSP/OFS — $2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on s… and Dot Hill product differentiation



TELCO
$2.0B TAM
MEDIA & ENTERTAINMEN
$8.4B TAM
GOVERNMENT & UTILITIES
• ENTERPRISE
CyrusOne
Quantum
BOSCH
Schneider Electric
Johnson Controls
Honeywell
tyco
avigilon
BIG DATA/ ATA ANALYTICS
$5.5B TAM
GEOSPATIAL
$0.5B TAM
HEALTH CARE
$1.0B TAM
OIL & GAS
$0.5B TAM
PERFORMANCE COMPUTING
$1.5B TAM
FEDERAL SYSTEM GRATORS
CSP/OFS
$2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources


Video Surveillance Storage Market Size & Forecast ($B)
6.0
4.5
3.0
1.5
0.0
20%
15%
10%
5%
0%
13.4%
14.4%
15.6%
16.9%
18.1%
2013
2014
2015
2016
2017
2018
Storage Technologies
YoY Growth

Video Surveillance Storage Market (2013-2018) – Markets & Markets

What is Enabling Data Growth?

- Security Threats across the World
- Growing Installations of Surveillance Systems
- 3D, 4K HD and new Pattern Recognition Analytics

Workload Case Study

- Streaming Video
  - 2,000 Cameras at Bakersfield School District
- Video Data Conversion
  - Dot Hill storage accommodates random computing workloads for video data conversion from 2,000 cameras site-wide

VIDEO SURVEILLANCE OVERVIEW

RealStor™

RealTimeMatters™

RealTier™

RealStream™

Real Time Matters™


CyrusOne
Network Video Recorders (NVRs)
1,000's of Devices (IoT)

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on storage growth and Dot Hill product differentiation


TELCO
$2.0B TAM
MEDIA & ENTERTAINMENT
$8.4B TAM
VIDEO SURVEILLANCE
$6.6B TAM
BIG DATA/ DATA ANALYTICS
$5.5B TAM
GEOSPATIAL
$0.5B TAM
HEALTH CARE
$1.0B TAM
OIL & GAS
$0.5B TAM
HIGH PERFORMANCE COMPUTING
$1.5B TAM
FEDERAL SYSTEM INTEGRATORS
$3.0B TAM
CSP/OFS
$2.0B TAM

Estimated embedded/vertical TAMs derived from multiple sources

VERTICAL MARKETS FOCUS TO DRIVE GROWTH

Identified vertical markets based on storage growth and Dot Hil… differentiation

TERADATA
splunk>
MarkLogic
YarcData
ORACLE
NIKSUN
INFOBRIGHT

Vertical market	TAM
TELCO	$2.0B TAM
MEDIA & ENTERTAINMENT	$8.4B TAM
VIDEO SURVEILLANCE	$6.6B TAM
GEOSPATIAL	$0.5B TAM
HEALTH CARE	$1.0B TAM
OIL & GAS	$0.5B TAM
HIGH PERFORMANCE COMPUTING	$1.5B TAM
SYSTEM INTEGRATORS	$3.0B TAM
CSP/OFS	

Estimated embedded/vertical TAMs derived from multiple sources

Big Data Growth

Big data market is estimated to grow 45% annually to reach $25 billion by 2015

Growth of Global Data – Zettabytes

Zettabyte=One Million Petabytes


40
30
20
10
0
2009
2011
2015
2020

*Greater Than - Source: Nasscom – CRISIL GR&A Analysis

REUTERS

TERADATA

splunk

MarkLogic

YarcData

ORACLE

NIKSUN

INFOBRIGHT

What is Enabling Data Growth?

- Explosion of unstructured "rich" social media
- Security biometrics, correlation of log data for real-time malicious activity monitoring
- Predictive analytics using facial recognition and wearable internet devices
  (e.g. enables retailer to greet incoming customers)

Workload Case Study

- Business analytics on large, deep detailed data that leverages Teradata's leading-edge technologies
  - Dot Hill Ultra48 provides 320 TB per cabinet with the lowest cost/capacity in Teradata Platform Family
  - Scalable to 54 PB across multiple cabinets
  - Dot Hill **Real***Sure* provides autonomic real-time predictive scheduling for big data queries

INTRODUCING THE TERADATA DATA WAREHOUSE APPLIANCE 2800

dot HILL®

- ✓ Faster In-Memory Processing
- ✓ Increased Query Throughput
- ✓ Double the Capacity
- ✓ Double the Analytic Power
- ✓ More Configuration Flexibility


TERADATA
Data
Warehouse
Appliance

Real Time *Matters*™

CUSTOMER HEADLINES SINCE LAST ANALYST DAY

dot HILL

Telecommunications Innovators Adopt Dot Hill Real-Time Tiering Storage Solutions

Infinite Convergence Solutions and Dot Hill Systems Deliver Real-Time, Cloud-Based Storage for Mobile Messaging Applications

May 20, 2014

Industry-Pioneering Dot Hill Ultra48 Storage Array Now Integrated With DFT Scanity for High-Performance 4K Video Applications

Industry's First AssuredSAN Ultra48 Provides Multiple Hours of 4K Content ... Demanding Performance Requirements of Lightning-Fast ... Scanner

August 6, 2014

Dot Hill Storage Solutions Selected by CGG to Serve Oil & Gas Customers

Wicked-Fast AssuredSAN 4000 Series RAID Array Meets the Rigorous Performance Demands of Oil & Gas Applications and Helps Dot Hill Expand Footprint in Key Vertical Market

August 8, 2013

Teradata Adds Dot Hill as Storage Partner for Big Data Appliances

...ment Bolsters Dot Hill's Storage Footprint in ... Big Data Analytics Market

October 22, 2013

Autodesk Adopts New Dot Hill AssuredSAN 4004 M... for High End Finishing Solutions

New High Performance 16Gb, Fibre Channel Storage Arrays Easily Support 4K Workflows in the Media and Entertainment Market

Apri...

Innovation Translated into Vertical Market Customer Expansion

...ystems and RAID, Inc. Sign OEM Agreement

...AN 4004 Next-Generation Storage Systems to ... Solutions for RAID, Inc. Customers in Technical ... Data Sectors

November 18, 2015

Quantum Expands Tiered Storage Portfolio with Addition of Dot Hill Enterprise-class Storage Systems

New Go-To-Market Partnership Broadens Reach of Dot Hill Technology and Extends Quantum's Leadership in Data Lifecycle Management

April 13, 2015

Teradata Integrates Dot Hill AssuredSAN Ultra 48 into New Data Warehouse Appliance 2800

Built on the Industry's First Ultra-Density Chassis, Dot Hill Ultra48TM is Latest Dot Hill Storage Array to be Incorporated into Solutions from Big Data Analytics Leader

April 20, 2015

...Firm Deutsch Leverages Dot Hill AssuredSAN ...licate Data From New York to Los Angeles

...Ideally Suited for High Performance ...ent With Disaster Recovery and

March 6, 2014

CUSTOMER HEADLINES SINCE LAST ANALYST DAY


Telecommunications Innovators Adopt Dot Hill Real-Time Tiering Storage Solutions
Infinite Convergence Solutions and Dot Hill Systems Deliver Real-Time, Cloud-Based Storage for Mobile Messaging Applications
May 20, 2014
Industry-Pioneering Dot Hill Ultra48 Storage Array Now Integrated With DFT Scanity for High-Performance 4K Video Applications
August 6, 2014
Dot Hill Storage Solutions Selected by CGG to Serve Oil & Gas Customers
Wicked-Fast AssuredSAN 4000 Series RAID Array Meets the Rigorous Performance Demands of Oil & Gas Applications and Helps Dot Hill Expand Footprint in Key Vertical Market
August 8, 2013
Teradata Adds Dot Hill as Storage Partner for Big Data Appliances
October 22, 2013
Autodesk Adopts New Dot Hill AssuredSAN 4004
for High End Finishing Solutions
New High Performance 16Gb, Fibre Channel Storage Arrays Easily Support 4K Workflows in the Media and Entertainment Market
Innovation Translated into GROWTH
Systems and RAID, Inc. Sign OEM Agreement
November 18, 2015
Quantum Expands Tiered Storage Portfolio with Addition of Dot Hill Enterprise-class Storage Systems
New Go-To-Market Partnership Broadens Reach of Dot Hill Technology and Extends Quantum's Leadership in Data Lifecycle Management
April 13, 2015
Teradata Integrates Dot Hill AssuredSAN Ultra 48 into New Data Warehouse Appliance 2800
Built on the Industry's First Ultra-Density Chassis, Dot Hill Ultra48TM is Latest Dot Hill Storage Array to be Incorporated into Solutions from Big Data
April 20, 2015
Firm Deutsch Leverages Dot Hill AssuredSAN
licate Data From New York to Los Angeles
March 6, 2014

FOCUS: WHY WE WIN

dot HILL®

CULTURE

Focused
Flexibilty with Process and Infrastructure

INNOVATION

Focused
Solutions to Real World Problems

EXECUTION

Focused
Collaborative Development
First to Market Differentiation

QUALITY

Focused
99.999% Measured Uptime over 176,000 Systems

30 year old Startup with a Midwestern Ethic

Real Time *Matters*™

Taking Share from NetApp ($M)


NetApp*
Dot Hill
824
52
641
72
481
102
2012
2013
2014

*Estimated NetApp OEM Revenue
Dot Hill Vertical Markets Revenue

dot HILL®

Dot Hill Systems Updates Guidance for Fourth Quarter and Full Year 2014 Financial Results

Non-GAAP Revenue and Earnings Per Share projected to be at the higher end or to exceed previous guidance ranges. Expecting highest non-GAAP revenue quarter in 6 years, representing 31% sequential growth

January 8, 2015

Longmont, CO – January 8, 2015 – Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of SAN storage solutions, announced it has updated its guidance for the fourth quarter and full year of 2014. Management now expects fourth quarter non-GAAP net revenue and non-GAAP EPS to be $67 to $69 million and $0.11 to $0.13 respectively, compared to November 2014 guidance of $62 to 68 million and $0.07 to $0.12 respectively. This represents revenue growth at the mid-point of the updated guidance ranges of 31% compared to the third quarter of 2014 and 14% versus the fourth quarter of 2013. The Company now anticipates full-year 2014 non-GAAP revenue and non-GAAP EPS to be between $216.3 to $218.3 million and $0.17 to $0.19 respectively.

Dot Hill Reports Fourth Quarter and Full Year 2014 Results

Fourth Quarter 2014 non-GAAP Vertical Markets revenue grew 104% year-over-year
Fourth Quarter 2014 non-GAAP EPS nearly doubled year-over-year
Highest revenue quarter in six years

March 5, 2015

LONGMONT, Colo. —March 5, 2015 — Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, reported financial results for the fourth quarter and year ended December 31, 2014.

Grew fourth quarter 2014 non-GAAP revenues to $68.2 million, which represents 31% sequential growth and 14% growth year-over-year.
Achieved non-GAAP Vertical Markets revenue of $38.5 million in the fourth quarter 2014, compared to $20.5 million in the third quarter of 2014 and $18.9 million in the fourth quarter of 2013, or

Strategy Translated to Financial Results

Dot Hill Updates Guidance for First Quarter 2015

Non-GAAP Revenue projected to be above previous guidance range with expected year over year growth of around 23%. Non-GAAP Vertical Markets revenue is forecasted to grow around 60% compared to first quarter of 2014. Non-GAAP EPS expected to be at the higher end of previous guidance range representing a 300% growth relative to the first quarter of 2014

April 13, 2015

Longmont, CO – April 13, 2015 – Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of SAN storage solutions, announced it has updated its guidance for the first quarter of 2015. Management now expects first quarter non-GAAP net revenue and non-GAAP EPS to be between $60.0 and $60.3 million and $0.06 to $0.07, compared to its March 05, 2015 guidance of $55 to $59 million and $0.04 to $0.07 respectively. This

Dot Hill Systems Updates Guidance for Fourth Quarter and Full Year 2014 Financial Results

Non-GAAP Revenue and Eamings Per Share projected to be at the higher end or to exceed previous guidance ranges. Expecting highest non-GAAP revenue quarter in 6 years, representing 31% sequential growth

January 8, 2015

Longmont, CO – January 8, 2015 – Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of SAN storage solutions, announced it has updated its guidance for the fourth quarter and full year of 2014. Management now expects fourth quarter non-GAAP net revenue and non-GAAP EPS to be $67 to $69 million and $0.11 to $0.13 respectively, compared to November 2014 guidance of $62 to 68 million and $0.07 to $0.12 respectively. This represents revenue growth at the mid-point of the updated guidance ranges of 31% compared to the third quarter of 2014 and 14% versus the fourth quarter of 2013. The Company now anticipates full-year 2014 non-GAAP revenue and non-GAAP EPS to be between $216.3 to $218.3 million and $0.17 to $0.19 respectively.

Dot Hill Reports Fourth Quarter and Full Year 2014 Results

Fourth Quarter 2014 non-GAAP Vertical Markets revenue grew 104% year-over-year
Fourth Quarter 2014 non-GAAP EPS nearly doubled year-over-year
Highest revenue quarter in six years

March 5, 2015

LONGMONT, Colo. —March 5, 2015 — Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, reported financial results for the fourth quarter and year ended December 31, 2014.

Grew fourth quarter 2014 non-GAAP revenues to $68.2 million, which represents 31% sequential growth and 14% growth year-over-year.
Achieved non-GAAP Vertical Markets revenue of $38.5 million in the fourth quarter 2014, compared to $20.5 million in the third quarter of 2014 and $18.9 million in the fourth quarter of 2013, or

Strategy Translated to GROWTH

Dot Hill Updates Guidance for First Quarter 2015

Non-GAAP Revenue projected to be above previous guidance range with expected year over year growth of around 23%. Non-GAAP Vertical Markets revenue is forecasted to grow around 60% compared to first quarter of 2014. Non-GAAP EPS expected to be at the higher end of previous guidance range representing a 300% growth relative to the first quarter of 2014

April 13, 2015

Longmont, CO – April 13, 2015 – Dot Hill Systems Corp. (NASDAQ:HILL), a leading provider of SAN storage solutions, announced it has updated its guidance for the first quarter of 2015. Management now expects first quarter non-GAAP net revenue and non-GAAP EPS to be between $60.0 and $60.3 million and $0.06 to $0.07, compared to its March 05, 2015 guidance of $55 to $59 million and $0.04 to $0.07 respectively. This


YoY Growth
25%
15%
10%
YoY Non-GAAP Revenue +14%
Op Margin +570 bps
YoY Non-GAAP Revenue +23%
Op Margin +430 bps
4Q 2014
1Q 2015

Q1'15E based on guidance midpoint issued April 16, 2015

Vertical Markets Non-GAAP Revenue ($M)


135
102
72
51
+36%
+40%
+42%
2012
2013
2014
2015E

Enterprise Product Mix as a % of Total Vertical Revenue


0%
3%
35%
100%
97%
65%
2012
2013
2014
Entry
Enterprise

2015E based on guidance issued March 5, 2015



LAUNCH OF ENTERPRISE PRODUCTS

- AssuredSAN Series 4000 & Pro Series 5000 products introduced with best in class Real Time Tiering
- Increase Total Available Market for 2013 by 2.5X
- 11 new opportunities in various stages of contract negotiations, customizations, and launch preparation



GROWTH IN VERTICAL MARKETS

- Focus on Telecommunications, Media/Entertainment, Big Data, Oil and Gas and Digital Image markets
- 2012 revenue increased 35% over 2011

Strategic Intent: Capitalize on storage industry consolidation and Dot Hill's core Server OEM business to grow the top-line and create operating leverage



CONTINUED GROWTH THROUGH SOFTWARE INNOVATIONS

- Expand the reach of RealStor use cases through continued patented innovation
- Expansion into new verticals with RealStor development in collaboration with our customers



FOCUSED GROWTH IN VERTICAL MARKETS

- Targeted Verticals: Telco, M&E, Video Surveillance, Big Data
- New product launches in specific verticals to drive the majority of new growth

Strategic Intent: Continue taking share in high growth verticals through investment in innovation and customer led product development


CONTINUED GROWTH THROUGH SOFTWARE INNOVATIONS
RealSnap™
RealThin™
RealQuick™
RealPool™
RealTier™
RealStream™
RealSure™
3rd Platform
FOCUSED GROWTH IN VERTICAL MARKETS
Internet of Things

Strategic Intent: Continue taking share in high growth verticals **aligned with the macro trends** through investment in innovation and customer led product development



CONTINUED GROWTH THROUGH SOFTWARE INNOVATIONS



FOCUSED GROWTH IN VERTICAL MARKETS

Real Time *Matters*™



3rd Platform



Internet of Things

Strategic Intent: Continue taking share in high growth verticals **aligned with the macro trends** through investment in innovation and customer led product development

dot HILL®

Eric Burgener, Research Director, IDC



Real Time Matters™

NASDAQ: HILL



The 3rd Platform and Its Impact on IT Infrastructure

Eric Burgener
Research Director, Storage Practice
April 2015

About the Analyst



Eric Burgener is a Research Director in IDC's Storage Practice. His areas of coverage include flash storage solutions and storage for virtual environments. He has worked in the high tech industry since 1986 and since 1991 with enterprise storage solutions. Prior to joining IDC in 2013, he worked for a number of different firms, including Tandem, Sun, Veritas, Topio and Virsto.


Innovative Industry Solutions
Cloud
Big Data/ Analytics
Emerging Markets
Mobility
Social Business
3rd Platform
LAN/Internet
Client/Server
2nd Platform
Mainframe
Terminal
1st Platform

Source: IDC

3rd Platform: A Sea Change for Storage

- 3rd computing platform definition
  - Cloud, big data/analytics, mobility, social media
- Disrupting the legacy platform now
  - 2nd platform vendors struggling to adapt
- New workloads introducing significantly different I/O profiles
- Virtualization drives the I/O blender effect
- Data growth on a massive scale
- Traditional storage does not cost-effectively meet performance or agility requirements
- Driving the need for new storage technologies and architectures

3rd Platform Computing



Innovative Industry Solutions
Cloud
Big Data/ Analytics
Emerging Markets
Mobility
Social Business
3rd Platform
LAN/Internet
Client/Server
2nd Platform
Mainframe
Terminal
1st Platform

Source: IDC

IDC Analyze the Future

3rd Platform Computing

2014-2020+
Innovation Stage

2007-2016+
Foundation Stage


Mobility
Social Business
3rd Platform
LAN/Internet
Client/Server
2nd Platform
Mainframe
Terminal
1st Platform

Source: IDC

IDC Analyze the Future



Continuous Industry Transformation
3D Printing
Internet of Things
Natural Interfaces
Cognitive Systems
Robotics
INNOVATION ACCELERATORS
Next Gen Security
Cloud
Mobility
Big Data/ Analytics
Social Business
3rd Platform
Millions of Apps • Billions of Users • Trillions of Things
2nd Platform
1st Platform

Leveraging Innovation Accelerators

- Business transformations built around delivering responsiveness at scale
- Leveraging the innovation accelerators to deliver vertical market solutions
- Ongoing development of connected "devices"
- Enhanced connectivity plus 3rd platform infrastructure
  - Scalable, agile, high performance, high available
- Connected culture
- IoT challenges
  - Lack of standards
  - Global scalability
  - Privacy and security concerns

Business Planning Impact of 3rd Platform


3D Printing
Internet of Things
Natural Interfaces
Cognitive Systems
Robotics
INNOVATION ACCELERATORS
Next Gen Security
Cloud
Mobility
Big Data/ Analytics
Social Business
3rd Platform
Millions of Apps • Billions of Users • Trillions of Things
2nd Platform
1st Platform

IDC
Analyze the Future

Business Planning Impact of 3rd Platform


WW IT & Communications (ICT) Spending
2013-2020 ($B)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2013
2014
2015
2016
2017
2018
2019
2020
+12.0%
CAGR '13-'20
-0.1%
~ 45%
3rd Platform
2nd Platform


3rd Platform
Millions of Apps • Billions of Users • Trillions of Things
2nd Platform
1st Platform

IDC
Analyze the Future

Business Planning Impact of 3rd Platform


WW IT & Communications (ICT) Spending
2013-2020 ($B)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2013
2014
2015
2016
2017
2018
2019
2020
+18.5%
CAGR '13-'20
-3.3%
"Innovation Upside" scenario
~ 60%
3rd Platform
2nd Platform


3rd Platform
Millions of Apps • Billions of Users • Trillions of Things
2nd Platform
1st Platform

IDC Analyze the Future

3rd Platform: Customer Pain Points


50
1.5

- Data under management will grow by 50x from 2011 – 2020
- Infrastructure densities will drive IOPS to hundreds of thousands plus
- Can't cost-effectively manage this with just spinning disk


Automate
Workflow
Analyze
Monitor

- Administrative head count increases by only 1.5x from 2011 – 2020
- Storage management responsibilities migrating more to IT generalists
- Heightens need for cross-platform orchestration capabilities


BUSINESS AGILITY

- SLAs – consistently deliver performance as required
- Everything on demand – 7x 24
- Rapid response provisioning of new services

…And Of Course Performance


performance

- Latency and throughput
- Random and sequential
- Consistent performance
- Enable storage efficiency

Flash technology is required to fill the performance gap

Flash: Here To Stay for Performance Optimization


HFA Revenue
AFA Revenue
16,000
12,000
8,000
4,000
0
($M)
2012
2013
2014
2015
2016
2017
2018

- Performance is still the single biggest driver of flash deployments
- Fast startup and boot times
- Consistent performance in dense, mixed workload environments

Source: IDC, November 2014

- By 2018, HFAs are $14.2B while AFAs are $3.3B
- Features critical to successful HFA deployment

	Dot Hill Solutions
Flash-optimized architectures	✓
Enterprise-class resiliency	✓
Real time tiering	✓
Snapshots, clones, replication	✓
Self-configuring and managing storage	✓
Integration into pre-existing workflows	✓
Cost-effective capacity	✓

- Self-managing storage IS the wave of the future
- IT infrastructure cannot deliver responsive-ness at scale without flash

Performance is Also Critical to Vertical Applications

FAMEd.ca





Media Streaming Verticals

- Media & entertainment, video surveillance, telcos
- Uninterrupted streaming, multiple sources, multiple device types
- Streaming latency impacts business models
- Agile infrastructure that tunes itself automatically to meet SLAs using commodity components
- Content growth, higher resolution drive massive storage capacity requirements
- Intelligent tiering combined with flash optimized for sequential delivery

Media Streaming Verticals



FAMED
.ca







WW Content Delivery Revenue By Segment, 2013 - 2018
REVENUE ($M)
4000
3500
3000
2500
2000
1500
1000
500
0
2013
2014
2015
2016
2017
2018
Storage Software
$562M
Cloud Offerings
$1,730M
Storage Systems
$1,145M

Summary


Innovative Industry Solutions
Cloud
Big Data/ Analytics
Emerging Markets
Mobility
Social Business
3rd Platform
LAN/Internet
Client/Server
2nd Platform
Mainframe
Terminal
1st Platform

Source: IDC

- 3rd Platform is the new normal for storage
- Innovation Accelerators will establish new expectations
- Customer pain points highlight the gap in performance and simplicity with existing storage systems
- Hybrid arrays with real time responsiveness will take the lead

Thank You!

E-mail me at:

eburgener@idc.com



IDC Analyze the Future

dot HILL®

Brian Garrett, Vice President, ESG Lab



Real Time Matters™

NASDAQ: HILL

Enterprise Strategy Group


Illuminate
MARKET RESEARCH
Validate
TECHNOLOGY & ECONOMICS
Execute
ADVISORY SERVICES
Educate
ANALYSIS

IT Research, analysis and strategy

Trusted advisor for
IT professionals
Technology companies
Investment professionals
The media

ESG Lab: Hands-on Testing and Analysis


ESG
Lab Validation
Report
Dot Hill Ultra48 with RealStor 2.0
March 2015

Discover whether a product works as advertised or not

Validate performance, scalability, usability, agility, efficiency, …

Why This Matters to the business

IT Outlook

ESG Research



Top IT Priorities

To the best of your knowledge, to what extent will your organization's 2015 IT spending for each technology listed below change relative to 2014? (Percent of respondents)



2015 spending will increase
2015 spending will stay flat
2015 spending will decrease
Cloud
Mobile
Big Data
Cloud computing services (N=308) 66% 24% 10%
Enterprise mobility (N=152) 61% 34% 5%
Virtualization/private cloud infrastructure software (N=195) 61% 29% 10%
Storage infrastructure (N=320) 61% 31% 9%
Business intelligence, analytics, and/or big data (N=175) 60% 33% 7%
Information security (N=311) 59% 32% 9%
Network infrastructure (N=323) 53% 39% 8%
Databases (N=282) 50% 43% 7%
Business applications, middleware, etc. (N=262) 50% 42% 8%
Information management software (N=183) 48% 43% 9%
Server infrastructure (N=355) 47% 41% 12%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

The Evolution of Real-time Computing



Cloud
Mobile
Big Data
IoT
Automation
UPC
RFID
Exploration
Surveillance
Wireless "things"
devices, throughput, capacity, randomized sequential streams

Internet of ~~Sheep~~ Things


News Video TV Opinions More...
U.S. World Politics Tech Health Entertainment Living Travel Money Sports

connected flock to eat grass and transmit data

By Peter Shadbolt, for CNN
Updated 12:57 PM ET, Thu February 19, 2015

5 photos

Farmers in Wales are extending the concept of "Internet of Things" to a rural environment.

Nobody knows the future
but we can get you
ready for it
Ready for the next big thing
SAMSUNG BUSINESS
Click here and learn more



http://www.cnn.com/2015/02/19/tech/mci-internet-of-sheep/index.html

Internet of ~~Surveillance Cameras~~ Things



BAKERSFIELD CITY SCHOOL DISTRICT
Where The Child Comes First
Bakersfield City School District
Where the Child Comes First
En Español
Home
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Our Commitments...
VALUES:
The Bakersfield City School District is committed to strong values that guide our daily behavior toward student success. To achieve this success, the Bakersfield City School District Board of Education defines how we must work with our students, colleagues, and community through the following core values:
• Equity
• Integrity
• Caring
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Bakersfield City School District is a Place Where...
We have small primary classes.



Internet of ~~Oil Rigs~~ Things



Community | Markets | News | Opinion | Portfolio | Video | ETFs | Search News, Quotes & Companies

News > Press Releases

Dot Hill Storage Products Drill Down to Support Oil & Gas Applications

HILL | March 19, 2014

Reference Solution With Intel and Mellanox Addresses Industry-Specific Needs, Allows Dot Hill to Capitalize on Growth Opportunities in Fast-Growing

Related News

Toronto, U.S. markets up early Monday, loonie advances

2 hours ago

Asian markets adrift after weak US employment



Internet of Things

Storage Requirements

IoT Storage Requirements

- **Real-time acquisition**
- **Core to edge**
- **Rich data streams**
- **Randomized sequential**

Requirements	Dot Hill
Randomized sequential stream optimization	✓ (RealStream)
Cost optimized throughput AND capacity	✓ (RealTier)
Autonomic and easy to manage	✓ (RealPool)
High throughput (GB's/sec)	✓ (Ultra48)
High capacity (PB's)	✓ (Ultra56)
Density/power/space/cooling	✓ (Energy Star)

devices, throughput, capacity, randomized sequential streams

Top IT Spending Priorities



To the best of your knowledge, to what extent will your organization's 2015 IT spending for each technology listed below change relative to 2014? (Percent of respondents)
2015 spending will increase
2015 spending will stay flat
2015 spending will decrease
Cloud computing services (N=308)
66%
24%
10%
Enterprise mobility (N=152)
61%
34%
5%
Virtualization/private cloud infrastructure software (N=195)
61%
29%
10%
Storage
Storage infrastructure (N=320)
61%
31%
9%
Business intelligence, analytics, and/or big data (N=175)
60%
33%
7%
Information security (N=311)
59%
32%
9%
Network infrastructure (N=323)
53%
39%
8%
Databases (N=282)
50%
43%
7%
Business applications, middleware, etc. (N=262)
50%
42%
8%
Information management software (N=183)
48%
43%
9%
Server infrastructure (N=355)
47%
41%
12%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Top Storage Value Propositions

Message	Rank
Best storage performance	1
Lowest price per terabyte ($/TB)	2
Reduce operational costs (e.g., staff, power & cooling, etc.)	3
Solve specific application(s) performance challenges	4
Enable a specific business process	5
Integrated computing stack/converged infrastructure	6
Management of heterogeneous storage vendors/systems	7
Compelling vision to transition you to cloud computing	8

Top Storage Value Propositions

Message	Rank	Dot Hill
Best storage performance	1	✓
Lowest price per terabyte ($/TB)	2	✓
Reduce operational costs (e.g., staff, power & cooling, etc.)	3	✓
Solve specific application(s) performance challenges	4	✓
Enable a specific business process	5	✓
Integrated computing/converged infrastructure	6	
Management of heterogeneous storage vendors/systems	7	
Compelling vision to transition you to cloud computing	8	

Top Storage Value Propositions

Message	Rank	Dot Hill
Best storage performance	1	✓
Lowest price per terabyte ($/TB)	2	✓
Reduce operational costs (e.g., staff, power & cooling, etc.)	3	✓
Solve specific application(s) performance challenges	4	✓
Enable a specific business process	5	✓
Integrated computing/converged infrastructure	6	
Management of heterogeneous storage vendors/systems	7	
Compelling vision to transition you to cloud computing	8	

RealStream: Up to 3X more Internet of Things ingest throughput ✓

ESG Lab Validation Report


Lab Validation Report

Dot Hill Ultra48 with RealStor 2.0

March 2015

Dot Hill Ultra48 with RealStor 2.0


Dual Controllers
2U Form Factor
Powered By RealStor 2.0

http://www.dothill.com/wp-content/uploads/2015/04/ESG-Lab-Validation-Dot-Hill-AssuredSAN-Ultra-Series-Mar-15.pdf

QUESTIONS?

Kenneth Day, CTO, Dot Hill



Real Time Matters™

NASDAQ: HILL

Optimized Hardware provides the **foundation for high performance**
- providing the **optimal cost/performance** platform

Performance & Cost Optimized Hardware

Optimized Hardware provides the **foundation for high performance**
- providing the **optimal cost/performance** platform


RAID ENGINE
SCALABLE CONTROLLERS
MULTIPLE HOST PROTOCOLS
HIGH DENSITY
Performance & Cost Optimized Hardware

Real*Stor* is our next generation Real Time storage operating system, which forms the foundation for innovative software features – providing a framework that collects *Real Time Information* about how data is used!

RealStor™

RealTimeMatters™

Real*Stor*

Performance & Cost Optimized Hardware


IoT and 3rd platform cause dramatic changes in data access
Not well served by traditional storage arrays

Real Time Matters™



Real*Stor* handles dramatic changes in data
Capturing Real Time information about data
Real Time algorithms use this information to create business intelligence

Real Time *Matters*™

Real*Tier* is a software innovation providing **autonomic real-time performance** based on the **Real*Stor*** foundation


Innovations That Matter
RealTier
RealStream
RealSure
RealSnap
RealThin
RealPool
RealQuick
Future
Future
RealStor
Performance & Cost Optimized Hardware

Real*Tier* is a software innovation providing **autonomic real-time performance** based on the **Real***Stor* foundation


Innovations That Matter
RealTier™
RealSnap
RealThin
RealPool
RealQuick
Future
Future
RealStor
ance & Cost Optimized Hardware

Blinking data denotes real-time data block access


Performance SSD
Standard HDD
Nearline HDD

Real*Tier* autonomically moves "hot" data up one tier in Real Time


Performance SSD
Standard HDD
Nearline HDD

RealTier autonomically moves "hot" data up one tier in Real Time


Performance SSD
Standard HDD
Nearline HDD

REAL*TIER* – AUTONOMIC REAL TIME DATA TIERING

dot HILL

Real*Tier* autonomically moves "cooling" data down in Real Time


Performance SSD
Standard HDD
Nearline HDD

Real*Tier* autonomically moves "cooling" data down in Real Time


Performance SSD
Standard HDD
Nearline HDD

Real*Tier* - when recently hot data cools, it autonomically moves down


Performance SSD
Standard HDD
Nearline HDD

RealTier - when recently hot data cools, it autonomically moves down


Performance SSD
Standard HDD
Nearline HDD

REAL*TIER* – AUTONOMIC REAL TIME DATA TIERING

Our **Real***Tier* feature uses a real-time algorithm to score, sort, and migrate data ...all in Real Time

Performance SSD



Tiering done on an hourly or daily basis does not meet customer needs in Real Time

Archive HDD



Real Time *Matters*™

Real*Stream* is a software innovation providing **autonomic real-time ingest** for IoT workloads based on the **Real***Stor* **foundation**


Innovations That Matter
RealTier
RealStream
RealSure
RealSnap
RealThin
RealPool
RealQuick
Future
Future
RealStor
Performance & Cost Optimized Hardware

RealStream is a software innovation providing **autonomic real-time ingest** for IoT workloads based on the **RealStor** foundation


Innovations That Matter
RealStream™
RealThin
RealPool
RealQuick
Future
Future
RealStor
Perform & Cost Optimized Hardware



Traditional approach cannot keep up with incoming streams



Competitor "N"

Keeps up but does not keep related data together

Making future access difficult



Dot Hill **Real***Stream*
Optimizes QoS for ingest of 1000's of concurrent streams

Real*Stream*™







Real Time *Matters*™

RealSure is a software innovation providing **autonomic real-time predictive scheduling** for big data queries based on the **RealStor** foundation


Innovations That Matter
RealTier™
RealStream™
RealSure™
RealSnap™
RealThin™
RealPool™
RealQuick™
Future
Future
RealStor
Performance & Cost Optimized Hardware

RealSure is a software innovation providing **autonomic real-time predictive scheduling** for big data queries based on the **Real*Stor*** foundation


Innovations That Matter
RealSure™
RealTier
RealThin
RealPool
RealQuick
Future
Future
RealStor
Performance
st Optimized Hardware


Traditional Multi-Line Queue
Stalled Line
Fast Line
Moderate Line


PASSENGERS MISS FLIGHTS!


Traditional Multi-Line Queue
Stalled Line
Fast Line
Moderate Line
UNHAPPY CUSTOMERS
PASSENGERS MISS FLIGHTS!

REALSURE – REAL TIME PREDICTIVE SCHEDULING FOR BIG DATA QUERIES

Traditional Multi-Line Queue



Stalled Line	Fast Line	Moderate Line

INCONSISTENT QUALITY OF SERVICE



PASSENGERS MISS FLIGHTS!

Multiple Check-In Routes





Real Time *Matters*™

Multiple Check-In Routes


Kiosks
Mobile Boarding Pass



Real Time Matters™

Multiple Check-In Routes


Kiosks
Mobile Boarding Pass


FULL
FLIGHT!

Real Time *Matters*™


Multiple Check-In Routes
HAPPY CUSTOMERS
FULL FLIGHT!
Kiosks
Mobile Boarding Pass

Real Time *Matters*™


Multiple Check-In Routes
CONSISTENT QUALITY OF SERVICE
FULL FLIGHT!
Kiosks
Mobile Boarding Pass

Real Time *Matters*™

RealStor forms the **foundation for software innovations** - providing a framework that collects information on **data and its usage**


Innovations That Matter
RealTier
RealStream
RealSure
RealSnap
RealThin
RealPool
RealQuick
Future
Future
RealStor
Performance & Cost Optimized Hardware

RealStor forms the **foundation for software innovations** - providing a framework that collects information on **data and its usage**


Innovations That Matter
RealTier
RealStream
RealSure
RealQuick
Future
Future
RealStor™
RealTimeMatters
Performance
Hardware

DOT HILL PATENTS ISSUED SINCE LAST ANALYST DAY



Dot Hill Makes Storage Smarter and Faster in Real-World Environments
Company's 89th Patent Describes Self-Monitoring Capabilities That Allow IT Administrators to Reduce Manual Monitoring and Fine-Tune Performance
Dot Hill's Storage Solutions Improve Reliability of Data Transfers
Company's 92nd Patent Resolves Errors by Adjusting Speed Over SAS Connections
Dot Hill Innovation Streamlines Backup and Recovery Operations
Company's 97th Patent Describes Improvements to Snapshot Performance for Faster System Recovery
Dot Hill Storage Innovation Reduces Power Requirements While Safeguarding Data
Innovation Described in Company's 91st Patent Protects Data and Preserves Cache in the Event of Power Loss
Dot Hill Achieves Greater Data Availability and R
for SAS Storage
Company's 90th Patent Detects and Fixes Errors Without Terminating Connecti
Constant, Reliable SAS Connectivity
Innovation protected by Intellectual Property
Dot Hill Write-Cache Management Innovation Improves Performa
Up to 100 Percent in Demanding Storage Workload Environm
Company's 101st Patent Describes Technology That Allows Dot Hill to Deliver AssuredSAN Arrays With Software Optimized for Media & Entertainment, Video Surveillance, Telecommunications, and Oil & Gas
Dot Hill Celebrates 30 Years of Storage Innovation With 100th U.S. Patent
Dot Hill Patent Portfolio Rated Strongest Among Peers by ipCapital Group and MDB Capital Group for Intellectual Property Quality and Relevance


Innovations That Matter
RealTier™
RealStream™
RealSure™
RealSnap™
RealThin™
RealPool™
RealQuick™
Future
Future
RealStor
Performance & Cost Optimized Hardware


Innovations That Matter
Future
Future
RealStor
Performance & Cost Optimized Hardware

Real*Stor* is the foundation for growth through our software innovations

Real*Stor* is our next generation Real Time storage Operating System

Real*Stor* solves the problems associated with macro trends of the IoT and 3rd Platform

Bill Wuertz, SVP, Products & Solutions, Dot Hill



Real Time Matters™

NASDAQ: HILL





2011 - 2020


Growth
Time

- Network Traffic CAGR[1] ~**32%**
- Storage Capacity CAGR[2] ~**50%**
- Demand for Instant data access
- New workloads introducing significantly different I/O profiles

Internet of Things (IoT) / 3rd Platform

1 - Global Internet of Things (IoT) Market 2015-2019 (Reportsnreports.com)
2 - Data Storage in 2014: Cloud, Virtual SANs, Big Data (TBD)





2011 - 2020


Growth
Time

- Network Traffic CAGR[1] ~**32%**
- Storage Capacity CAGR[2] ~**50%**
- Demand for Instant data access
- New workloads introducing significantly different I/O profiles

Internet of Things (IoT) / 3rd Platform

But…

Traditional Storage Does Not Cost-effectively Meet Performance or Agility Requirements

1 - Global Internet of Things (IoT) Market 2015-2019 (Reportsnreports.com)
2 - Data Storage in 2014: Cloud, Virtual SANs, Big Data (TBD)






2011 - 2020
Growth
Time
• Network Traffic CAGR[1] ~32%
• Storage Capacity CAGR[2] ~50%
• Demand for Instant data access
• New workloads introducing significantly different I/O profiles

Internet of Things (IoT) / 3rd Platform

Dot Hill Innovation Bridges the Gap

Real*Stor*, Real*Tier*, Real*Stream*, Real*Sure*

But…

Traditional Storage Does Not Cost-effectively Meet Performance or Agility Requirements

1 - Global Internet of Things (IoT) Market 2015-2019 (Reportsnreports.com)
2 - Data Storage in 2014: Cloud, Virtual SANs, Big Data (TBD)


Devices
2.5" HDD
3.5" HDD
SSD
Controllers
3004
4004
6004
Chassis
2U-12 LFF
2U-24 SFF
Ultra48
Ultra56
INTEGRATED
DESIGN
=
EXTREME
AGILITY
RealTier™
RealPool™
RealThin™
RealStor™
RealSnap™
RealSure™
RealStream™

ASSUREDSAN PRODUCT PORTFOLIO

		MARKET TAM
Entry	**3000 Series** Entry level arrays optimized for SMB/SME virtualized IT workloads using Real*Stor*	**$1.9B** Price Band 2 ($5K - $10K)
Enterprise	**4000 Series** Hybrid Arrays with maximum flexibility across capacity, features and cost using Real*Stor*	**$4.1B** Price Bands 3 & 4 ($10K - $25K)
Performance	**6000 Series** High performance storage targeting Vertical markets: Telco, HPC, M&E, Big Data Analytics using Real*Stor*	**$9.2B** Price Bands 5 & 6 ($25K - $100K)

INCREASING PERFORMANCE

Total Available Market: $15.2B

IDC - WW Enterprise Storage Systems 2013-2017 Forecast Update 244293

ASSUREDSAN PRODUCT PORTFOLIO

Entry

3000 Series

Entry level arrays optimized for SMB/SME virtualized IT workloads using Real*Stor*


RealStor™

RealPool™
RealSnap™
RealThin™

$1.9B
Price Band 2
($5K - $10K)

		IBM V3500	NetApp E2700 (Dell MD3)	Dot Hill 3004 RealStor™
	Full System Configured for Less Than $10K	✓	✗	✓
	6/12Gb SAS Host Interface	✗	✓	✓
	1/10Gb iSCSI Host Interface	✗	✓	✓
	Battery-free Cache Protection	✗	✗	✓
Entry Market Data Services	Virtual Disk Pooling / Thin Provisioning	✓	✓	✓
	SSD Read Cache	✗	✓	✓
	Fast Copy Service Snapshots	✗	✗	✓

1. Source: IBM V3500 Redbook
2. Source: NetApp Website & Dell Admin Guide

Enterprise

4000 Series

Hybrid Arrays with maximum flexibility across capacity, features and cost using Real*Stor*


RealStor™
RealSnap™
RealTier™
RealSure™

$4.1B
Price Bands 3 & 4
($10K - $25K)

		EMC VNX5200[1]	Dell SC4020[2]	IBM V3700[3]	Nimble CS300[4]	Dot Hill 4004 Real*Stor*™
	Simple Licensing Model	✗	✗	✓	✓	✓
	SSD Read Cache	✓	✗	✗	✓	✓
	Scale-Out	✗	✓	✗	✓	✗
	Sequential Write >5GB/s	✗	✗	✗	✗	✓
Tiering	Autonomic	✓	✗	✓	✗	✓
	Real-Time	✗	✗	✗	✗	✓
	Small Page Size	✗	✓	✗	✗	✓

1. Source: EMC VNX data sheet. "Per TB charge, drive type dependent" for VNX OE.
2. Source: Dell Compellent *Flash-optimized Data Progression* white paper
3. Source: *IBM V3700 Redbook*
4. Source: Nimble performance comparison based on r/w, random/sequential testing at Dot Hill

Launched April 2015!

Performance

6000 Series

High performance storage targeting Vertical markets: Telco, HPC, M&E, Big Data Analytics using Real*Stor*


RealStor™
RealStream™
RealSure™

$9.2B
Price Bands 5 & 6
($25K - $100K)

		DDN SFA7700X[1]	NetApp E5600[2]	Dot Hill 6004 RealStor™
	High Density LFF Chassis	✓	✓	✓
	High Density SFF Chassis	✗	✗	✓
	12Gb SAS Host Interface	✗	✓	✓
	Dense Chassis NEBS Compliant	✗	✗	✓
Vertical Market Performance	Multi-Stream IoT Performance	✗	✗	✓
	12GB/s Read Throughput	✓	✓	✓
	Real Time Tiering	✗	✗	✓

1. Source: SFA7700x Datasheet
2. Source: NetApp Website

dot HILL®

Customer Challenges

Bringing Flash Wave to the Entry Space

Affordable Virtualization Features

Real Time Matters™

Winning Solution
MSA 2040 / MSA 1040

- SSD Read Cache and Autonomic Performance Tiering

RealTier™

- Advanced Data Services

RealSnap™ RealPool™ RealThin™

- Simple Management

AssuredSAN® 4004
AssuredSAN® 3004

hp

RealStor™

Real Time Matters

MSA 2040
When Performance Matters



MSA 1040
When Budget Matters

Hybrid Flash Arrays for the Entry Market

VERTICAL MARKET CUSTOMER CHALLENGES

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture	Ingesting data from 1000's of Mobile Devices, Cameras and Analytics Clients			
Delivery	Delivering data to 1000's of Clients			
Performance	Increasing Mobile traffic, Video Resolution, Transactions per Second			
Processing	Processing Mobile data, Editing 4K Video, and Real-time Business Analytics			
Real-Time Quality of Service				

VERTICAL MARKET CUSTOMER CHALLENGES

dot HILL®

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture Delivery Performance Processing	RealStream™	RealTier™ RealStream™	RealTier™ RealStream™	RealSure™
Real-Time Quality of Service	Continuous cellular and message network monitoring	4K Video Streaming with contiguous frames	Real-time conversion of continuous video streams	Mission Critical Data loads and queries with consistent throughput

Real Time Matters™

dot HILL

Real-Time Business Needs	TELCO	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture Delivery Performance Processing	RealStream™	RealTier™ RealStream™	RealTier™ RealStream™	RealSure™
Real-Time Quality of Service	Co… message …work monitoring	…K Video Streaming …ntiguous frames	Real-time conversion of continuous video streams	Mission Critical Data loads and queries with consistent throughput

TELCO

RealStream™

Tektronix®
communications

Real Time Matters™

KEY CUSTOMER DESIGN WIN (TELCO MARKET) TEKTRONIX

dot HILL®

Customer Challenges

100x Increase in the number of data streams

Consistent QoS, no dropped streams

Ruggedized, Carrier-grade solution

Maximize throughput for real-time packet processing



Dot Hill Innovations for Telco

- **Real***Stream* - Maximize ingest of 1000's of parallel streams with continuous uptime
- Ultra56 - Industry only NEBS certified high density LFF Chassis
- **6004** Controller- High Throughput with 5 "9's" Reliability
- Patented Technology

Designed Together

Tektronix communications
GeoBlade ™

Real*Stream*™



AssuredSAN® 6004 Ultra56

Winning Solution *Tektronix Powerful GeoBlade™ Platform*



- **5X** the processing density
- **35X** packet bandwidth of COTS
- **Scales** from 10 to 100's of Gbps.
- **24x7** state-based monitoring
- **Real-time** packet processing
- **Automatic** traffic rebalancing

dot HILL®

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture Delivery Performance Processing	RealStream™	RealTier™ RealStream™	RealTier™ RealStream™	RealSure™
Real-Time Quality of Service	Continuous cellular and message network monitoring	4K Video Streaming with contiguous frames	Real-time conversion of continuous video streams	Mission Critical Data loads and queries with consistent throughput

Real Time Matters™

dot HILL

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture Delivery Performance Processing	RealStream	RealTier™	RealTier™ RealStream™	RealSure™
Real-Time Quality of Service	Continuous cellular and message network monitoring		Real-time conversion of continuous video streams	Mission Critical Data loads and queries with consistent throughput

MEDIA & ENTERTAINMENT

RealTier™

Quantum.

Real Time Matters™

KEY CUSTOMER DESIGN WIN (M&E MARKET) QUANTUM QXS-5600

Customer Challenges

High resolution video content workflow

Capture, edit and broadcast massive capacity

Maximum Collaboration



Dot Hill Innovations for M&E

- **Real***Stor*, **Real***Tier*, **Real***Stream*
- High density Chassis Ultra48, Ultra56
- Scalable Fibre Channel connect to >1000 hosts
- Patented Technology

Designed Together

Quantum.

StorNext 5 FileSystem

AssuredSAN® 4004

Maximize parallel streaming sessions



Ultra48, Ultra56

Winning Solution Quantum StorNext Pro Appliances


Quantum Pro4K with QXS-1200
Quantum QXS-5600

- Efficient 4K video workflows
- 24 hour no dropped frame guarantee
- Multi-editor Collaboration

VERTICAL MARKET CUSTOMER CHALLENGES

dot HILL

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture Delivery Performance Processing	RealStream™	RealTier™ RealStream™	RealTier™ RealStream™	RealSure™
Real-Time Quality of Service	Continuous cellular and message network monitoring	4K Video Streaming with contiguous frames	Real-time conversion of continuous video streams	Mission Critical Data loads and queries with consistent throughput

Real Time Matters™

VERTICAL MARKET CUSTOMER CHALLENGES

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture / **Delivery** / **Performance** / **Processing**	RealStream™	RealTi / RealStrea		RealSure™
Real-Time Quality of Service	Continuous cellular and message network monitoring	4K Video Streaming with contiguous frames	of c… video streams	Mission Critical Data …ds and queries with …istent throughput


VIDEO
SURVEILLANCE
RealTier™

Real Time *Matters*™

Customer Challenges

Real-time conversion of continuous video streams

Enhanced security

1,000's of cameras across the district



Innovations for Video Surveillance

- **Real***Tier* Real-time data tiering to maximize system performance
- **Real***Stor* Scalable performance
- Patented Technology

Better Together

2,000 District Security Cameras



Real*Tier*™

Winning Solution

Real*Stor*™



- **28,000 students** on 43 campuses
- **15 frames per second**, at 640x480+ resolution
- **Video conversion** to H.264 format
- Results **35% less** storage space required
- **Fast** transaction workloads
- **Cost-effective** archiving

VERTICAL MARKET CUSTOMER CHALLENGES

dot HILL®

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS $2.0B TAM
Capture / Delivery / Performance / Processing	RealStream™	RealTier™ RealStream™	RealTier™ RealStream™	RealSure™
Real-Time Quality of Service	Continuous cellular and message network monitoring	4K Video Streaming with contiguous frames	Real-time conversion of continuous video streams	Mission Critical Data loads and queries with consistent throughput

Real Time Matters™

VERTICAL MARKET CUSTOMER CHALLENGES

Real-Time Business Needs	TELCO $2.0B TAM	MEDIA & ENTERTAINMENT $1.0B TAM	VIDEO SURVEILLANCE $1.5B TAM	BIG DATA/ DATA ANALYTICS
Capture / **Delivery** / **Performance** / **Processing**	RealStream™	RealTier™ RealStream™	RealTier™ RealStream™	RealSure™ TERADATA
Real-Time Quality of Service	Continuous cellular and message network monitoring	4K Video Streaming with contiguous frames	Real-time conversio… of continuous video streams	…loads and queries … consistent throughp…

Real Time *Matters*™

TERADATA 2800

dot HILL®

Customer Challenges	Dot Hill Big Data Innovations	Designed Together	Winning Solution

Accelerate Data Warehouse Analytic workloads
 	
Triple fault redundancy
 	
Increase data warehouse density
	• **Real***Sure* data resiliency features
	  • Always-on availability
	  • Highly Scalable Performance
	• Industry only High Density SFF Chassis – Ultra48
	• Patented Technology
		TERADATA
		Database
		Real*Sure*™
		AssuredSAN® 4004 Ultra48
			Unlocking business insights with:
			• Increased Query Throughput
			• Double the Capacity
			• Double the Analytic Power







dot HILL®



hp



TERADATA



Quantum.



Tektronix® communications



Growth Through Innovation


3rd Platform



Real Time Matters™

- IoT and 3rd Platform are creating new workloads → I/O profiles
- Positioned at the forefront of this new frontier with innovation
- Driving purpose built solutions to address real time workloads
- Solving real-world problems in partnership with our OEM customers

Janae Lee, Sr. VP of Strategy, Quantum Corp.



Real Time Matters™

NASDAQ: HILL

Quantum Overview

A leading expert in highly scalable storage and data protection focused on the most demanding workflow challenges


Royalty
8%
Scale-out Storage
17%
Data Protection
75%

Through Q3 revenue: $405M

- 100,000+ customers, from SMB to enterprise
- Channel-focused sales model, with 11,000 resellers
- Major technology OEM/reseller partnerships

Scale-out Storage: Customer & Financial Success

- $120M+ annual run rate
- 100,000+ file system licensees/users
- Average win rates in mid-80% range
- >70% Y-Y growth fiscal 2015
  - 100% Q4 – Q4
  - >130%+ growth in M&E and Corporate Video product revenue
  - Approximately 245 new customers through Q3



QUANTUM TIERED STORAGE


Lattus
Cloud
AEL
Artico
Quantum Block
Storage
Quantum
Quantum
Quantum
Quantum
StorNext Pro

Streaming Data = High Growth

Video




online
video
marketing


Figure 13 Forecast: US Online Video Marketing Spend, 2007 To 2012
The spreadsheet detailing this forecast is available online.
Travel and hospitality
Consumer products
Financial services
Media and entertainment
Business services
Retail and wholesale trade
Manufacturing and high-tech
Online video spend (US$ millions)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
0
2007
2008
2009
2010
2011
2012
Total $471 $989 $1,859 $3,198 $4,875 $7,153
(numbers have been rounded)
Source: Forrester Research, Inc.



Global and Local Security


Video Surveillance Market ($ Billion)
30.00
25.00
20.00
15.00
10.00
5.00
0.00
2011
2012
2013
2014
2015
2016



Healthcare/Research



Oil & Gas



IoT

Images, analytics and stream processing driving immense growth

Corporate vs. Streaming Data Needs



- Corporate Applications
- System level performance
- Lots of small, predictable files
- Optimized for IOPS
- Response managed with fixed storage solutions
- Lots of embedded software for system availability



'Traditional' Storage Solutions Fail!

- LOB Applications
- File level performance
- Range - small to HUGE, slow to fast, unpredictable files
- Response must be managed with *adaptive* storage solutions
- Need to manage availability of each individual asset (file)

Solutions Optimized for Streaming Workflow

StorNext Pro Solutions



StorNext Pro Foundation



StorNext Pro Studio



StorNext Pro Workgroup



StorNext Pro 4K



StorNext Pro Production

Provides unique file organization, management, collaboration and tiering - optimized for streaming data

Provides unique storage hardware (IP) optimized for streaming data:

- **Adaptive caching**
- **Ecosystem ‘always on’**

Scale-out Storage Use Case: 4K Workflow

Customer Need

- Meet demanding 4K workflow

Quantum Solution

- StorNext high-performance primary storage

Why Quantum

- Superior technology – performed flawlessly in POC, including capabilities to edit in 8K, while scale-out NAS competition couldn't handle workload
- Value – competition was 30-40% more in cost for initial quote, with less functional solution



Driving New Market Opportunity

COMMUNICATIONS



Billing

Message Services

Production

SURVEILLANCE



Shorter Term ⟷ Forever

MEDIA



Distribution

Animation, Encoding

Production

Driving New Market Opportunity


COMMUNICATIONS
SURVEILLANCE
MEDIA
Billing
Message Services
Production
dot HILL®
RealStor™
Forever
Quantum
5
Distribution
Animation, Encoding
Production

Driving New Market Opportunity

COMMUNICATIONS



SURVEILLANCE



MEDIA



Billing

Message Services

Production

Quantum

dot HILL®

RealStor™

Distribution

Animation, Encoding

Production

Quantum

THANK YOU

Tripp McCune, EVP, CIO, Deutsch, Inc.



Real Time Matters™

NASDAQ: HILL


Deutsch
Tripp McCune
Executive Vice President,
Chief Information Officer

Deutsch

Deutsch is a fully integrated agency known for award-winning creative campaigns

- Creative advertising
- Media planning
- Digital marketing
- Multicultural marketing
- Public relations
- Social media
- Design
- Branded entertainment
- Experiential marketing


Deutsch
One of the world's most innovative companies in Advertising
–Fast Company, 2014
Number Two, Agency A-List
–Ad Age, 2015

Deutsch

Deutsch

Storage Challenges:

Digital Assets are the lifeblood of our business

- Over 30M assets
- Over 160TB of data

Deutsch

Storage Challenges:

- 950 users with digital production, print studios and video edit suites in NY and LA
- Adobe Premier, Photoshop, InDesign, Nuke Studio, Cinema 4D

Deutsch

Storage Challenges:

Tipping point for better storage solution

- Aging systems based on Apple XSAN/Promise
- Previous storage solution unable to keep up with demands
- Superstorm Sandy in 2012

Los Angeles



The big question

How do you replicate 160TB of data between one office…


New York
…and another?

Deutsch

Dot Hill storage solution: one Digital Asset Management

- Xinet
- Adobe Creative Suite
- Dot Hill storage arrays with both iSCSI and Fibre Channel
  - *Replication option*
  - *Snapshot and replication software*
  - *Proven high availability and reliability*
- SilverPeak WAN Acceleration

Deutsch

Dot Hill storage solution: two

Video post-production editing

- Dot Hill storage arrays
  - iSCSI and Fibre Channel
  - Proven high availability and reliability
- Adobe Premier, Nuke Studio, Cinema 4D
- Quantum StorNext Data Management

Deutsch

4K Workflows in Digital Advertising

- 4K/UHD Video is becoming the standard
- Capture assets with rich content
  - Post production
  - Future re-purposing
- Requires more storage

This differentiates our agency



Capacity per hour of uncompressed video
1.08 TB
4.3 TB
Traditional Digital Video
4K Projection

Deutsch

What we are able to accomplish

- System installed and operational in only 30 days
- Replicate 300GB/day of block level images
- No measurable performance degradation

Deutsch

Daily replication scenario

- We change stuff, we save it, and we go to bed
- Dot Hill replicates to the other office
- We get out of bed, we change stuff
- And so on…

Deutsch

End result

"We are really impressed that the Dot Hill AssuredSAN solution is able to accommodate our data replication and deliver the performance and support needed."

–Tripp McCune

Hanif Jamal, CFO, Dot Hill



Real Time Matters™

NASDAQ: HILL

DOT HILL 2014 FINANCIAL RECAP (NON-GAAP)

2014 Key Financial Metrics

	2014	YoY Change
Total Revenue ($M)	217.5	+ 4%
Vertical Markets	102.1	+ 42%
Server OEM	115.4	- 16%
Gross Margin (%)	33.6%	+ 80 bps
Operating Expenses ($M)	60.3	+ 2.4M (4%)
Operating Margin (%)	5.9%	+ 80 bps
Operating Profit ($M)	12.8	+2.2M (21%)
Operating Leverage (%)	25.0%	n/a
EPS ($)	$0.20	+ $0.02 (11%)
Net Working Capital ($M)	53.5	+9.7M (18%)

Net Working Capital = Current Assets – Current Liabilities
Operating Leverage = Change in Operating Profit / Change in Revenue

FINANCIAL PROGRESS 2012-2014 (NON-GAAP)

Revenue ($M): Server OEM vs. Verticals



197
209
217
26%
34%
47%
74%
66%
53%
2012
2013
2014
Server OEM
Vertical Markets

New Customer Revenue Ramp*



10%
15%
33%
2012
2013
2014

* % of revenue from customers during 2012-2014 who had less than $1M in revenue in 2011

Growth in Vertical Markets ($M)



51
+40%
72
+42%
102
2012
2013
2014

Enterprise Product % of Vertical Markets Revenue



0%
3%
35%
2012
2013
2014

FINANCIAL PROGRESS 2012-2014 (NON-GAAP)

Gross Margin



27.9%
32.8%
33.6%
2012
2013
2014

Operating Margin



-1.5%
5.1%
5.9%
2012
2013
2014

Operating Expenses ($M)



57.8
57.8
60.3
2012
2013
2014

Contribution Margin ($M)



43.4
8.2
35.2
57.8
22.0
35.8
61.5
34.0
27.5
2012
2013
2014
Server OEM
Vertical Markets

FINANCIAL PROGRESS SUMMARY 2012-2014


Net Working Capital ($M)
55
50
45
40
35
30
2012
2013
2014


Total Shareholder Returns vs. Russell 2000, 3000
Dot Hill
Russell 2000 Index
Russell 3000 Index
-32%
16%
16%
262%
39%
34%
37%
5%
13%
18%
4%
2%
2012
2013
2014
Q1'15

Strong Vertical Markets growth fueled by software innovation and customer acquisition, resulted in significant improvements in operating margin and returns for our shareholders.

dot HILL®

Q1'15 Updated Non-GAAP Guidance

	Q1 '15E	YoY Change (at Midpoint)
Total Revenue ($M)	60.0 – 60.5	+ 23%
Vertical Markets		+ 60%
Server OEM		- 8%
EPS	≈ $0.06	+ $0.04 (+ 200%)

2015 Non-GAAP Guidance Reiteration

	2015E	YoY Change (at Midpoint)
Total Revenue ($M)	230 – 270	+ 15%
Vertical Markets	120 – 150	+ 32%
Server OEM	110 – 120	Flat
Gross Margin	33 – 34%	Flat
Operating Expenses ($M)	61 – 64	+ 4%
EPS	$0.25 - $0.35	+ 50%

Q4'14 momentum projected to continue through 2015

Q1'15E based on guidance issued April 16, 2015 and 2015E based on guidance issued March 5, 2015



Largest Customer % Revenue
74%
67%
58%
47%
36%
25-30%
2011
2012
2013
2014
Q1'15E
2017F



Customers with Revenue Greater Than 10% in Any Qtr. (TTM)
1
2
2
3
4
5-7
2011
2012
2013
2014
Q1'15E
2017F



Vertical Markets % Total Revenue
19%
26%
34%
47%
60%
65-75%
2011
2012
2013
2014
Q1'15E
2017F

Innovation is driving diversification

2017F based on operating model framework, Q1'15 Vertical Markets % based on guidance issued April 16, 2015.

HISTORICAL AND PROJECTED GROSS MARGIN


Server OEM Gross Margin
24.1%
25.4%
27.6%
25.6%
24-26%
2011
2012
2013
2014
2017F


Total Gross Margin
26.4%
27.9%
32.8%
33.6%
33.5-34.0%
33-34%
2011
2012
2013
2014
Q1'15E
2017F


Vertical Markets Gross Margin
35.9%
34.9%
42.7%
42.6%
37-39%
2011
2012
2013
2014
2017F

Gross margin determined by size of new customers, product and customer mix and media content

2017F based on operating model framework, Q1'15E based on guidance midpoint issued April 16, 2015


Server OEM Revenue Selling Costs (%)
1.3%
1.5%
1.8%
≈2.0%
1.5-2.0%
2012
2013
2014
2015E
2017F


Total Opex Revenue (%)
25%
29%
28%
28%
≈25%
21-23%
2011
2012
2013
2014
2015E
2017F


Vertical Markets Revenue Selling Costs (%)
19%
12%
9%
≈7%
6-7%
2012
2013
2014
2015E
2017F

Opex growth tied to new product development and customer acquisitions

2017F based on operating model framework, 2015E based on guidance issued March 5, 2015


Operating Leverage (%)
NM*
112%
25%
≈20%
18-25%
2012
2013
2014
2015E
2017F

* Not meaningful


Operating Margin (%)
-1.5%
5.1%
5.9%
≈8.0%
10-13%
2012
2013
2014
2015E
2017F


Devices
Controllers
Chassis
+
=
OPERATING LEVERAGE

Projecting operating margin to double by 2017

2017F based on operating model framework and 2015E based on guidance midpoint issued March 5, 2015.

Target New Customer Margin Model by Annual Revenue Potential

	<$3M	$3-20M	$20-50M	$50M+
Vertical Markets				
Gross Margin %	45%	40%	35%	30%
Opex %	25%	12%	10%	8%
Contribution Margin %	20%	28%	25%	22%
Server OEMs				
Gross Margin %	40%	35%	30%	25%
Opex %	18%	10%	6%	4%
Contribution Margin %	22%	25%	24%	21%

Target New Customer Margin Model by Annual Revenue Potential

	<$3M	$3-20M	$20-50M	$50M+
Vertical Markets				
Gross Margin %	45%	40%	35%	30%
Opex %	25%	12%	10%	8%
Contribution Margin %	20%	28%	25%	22%
Server OEMs				
Gross Margin %	40%	35%	30%	25%
Opex %	18%	10%	6%	4%
Contribution Margin %	22%	25%	24%	21%

Scenario #1

Achieve $100M of growth beyond 2015 over two years, from 1 or 2 Vertical Markets customers

dot HILL®

Target New Customer Margin Model by Annual Revenue Potential

	<$3M	$3-20M	$20-50M	$50M+
Vertical Markets				
Gross Margin %	45%	40%	35%	30%
Opex %	25%	12%	10%	8%
Contribution Margin %	20%	28%	25%	22%
Server OEMs				
Gross Margin %	40%	35%	30%	25%
Opex %	18%	10%	6%	4%
Contribution Margin %	22%	25%	24%	21%

Scenario #2

Achieve $100M of growth beyond 2015 over two years, from potentially 50-100 Vertical Markets customers

Target New Customer Margin Model by Annual Revenue Potential

	<$3M	$3-20M	$20-50M	$50M+
Vertical Markets				
Gross Margin %	45%	40%	35%	30%
Opex %	25%	12%	10%	8%
Contribution Margin %	20%	28%	25%	22%
Server OEMs				
Gross Margin %	40%	35%	30%	25%
Opex %	18%	10%	6%	4%
Contribution Margin %	22%	25%	24%	21%

Scenario #3

Achieve $100M of growth in Vertical Markets beyond 2015 over two years, with $50M from one customer, $30M from one customer and $20M from two customers

SENSITIVITY OF $100M IN INCREMENTAL REVENUE

Business Model Sensitivity Analysis

	2015 Midpoint Guide	Scenario #1	Scenario #2	Scenario #3
Revenue ($M)	250	350	350	350
Gross Margin %	33.0%	32.5%	36.8%	33.5%
Operating Expenses ($M)	62.5	73.5	90.5	74.9
Operating Expense %	25.0%	21.0%	25.9%	21.4%
Operating Profit ($M)	21.3	40.3	38.3	42.4
Operating Margin (%)	8.0%	11.5%	10.9%	12.1%

Scenario #3 achieves balance between operating margin, revenue diversification and execution risk.

Assumes 2.5% annual increase in base operating expense or $3M over 2 years, plus incremental new customer related spend

Business Model

	2015 Midpoint	2017 Operating Model Framework	
	Midpoint	Low	High
Revenue Growth vs. 2014 Baseline (CAGR)	15%	14%	18%
Vertical Markets Growth vs. 2014 Baseline (CAGR)	32%	25%	35%
Server OEM Growth vs. 2014 Baseline (CAGR)	Flat	-10%	10%
Gross Margin %	33%	33%	34%
Operating Expense Goal as % of Revenue	25%	23.0%	21.0%
Operating Margin %	8.0%	10%	13%

Our target business model remains fundamentally unchanged with 14-18% growth rates in total revenue, but we have increased our operating margin goals from 8-12% to 10-13%

GROWTH and Accelerating PROFITABILITY

RealPool™

RealTier™

dot HILL®

RealSnap™

RealThin™

RealStor™

RealStream™

Real Time Matters™

RealSure™

QUESTIONS?

dot HILL®

Charles Christ, Chairman of the Board, Dot Hill



Real Time Matters™

NASDAQ: HILL

APPENDIX 1

Reconciliation of GAAP to Non-GAAP Financial Measures

APPENDIX I: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

2011-2014 GAAP TO NON-GAAP REVENUE RECONCILIATION ($K)

	2011	2012	2013	2014
GAAP net revenue from continuing operations	$ 195,827	$ 194,548	$ 206,565	$ 217,665
GAAP revenue from discontinued operations	1,634	360	50	-
GAAP net revenue from continuing and discontinued operations	$ 197,461	$ 194,908	$ 206,615	$ 217,665
AssuredUVS revenue	(1,634)	(360)	(50)	-
Long-term software contract royalties	-	2,141	2,179	(186)
Issuance of warrant to customer	1,007	-	-	-
Non-GAAP net revenue	**$ 196,834**	**$ 196,689**	**$ 208,744**	**$ 217,479**

Note: Totals may not aggregate due to rounding

2011-2014 GAAP TO NON-GAAP GROSS PROFIT RECONCILIATION ($K, EXCEPT %)

	2011	2012	2013	2014
GAAP gross profit from continuing operations	$ 45,283	$ 48,371	$ 66,070	$ 72,575
GAAP gross margin % from continuing operations	***23.1%***	***24.9%***	***32.0%***	***33.3%***
GAAP gross profit (loss) from discontinued operations	(3,650)	(2,141)	(92)	-
GAAP gross profit from continuing and discontinued operations	$ 41,633	$ 46,230	$ 65,978	$ 72,575
GAAP gross margin % from continuing and discontinued operations	***21.1%***	***23.7%***	***31.9%***	***33.3%***
Stock-based compensation	828	618	334	350
Severance costs	13	71	40	74
Issuance of warrant to customer	1,007	-	-	-
Gain from insurance recovery	(555)	-	-	-
Power supply component failures	4,270	-	(707)	(100)
AssuredUVS cost of goods sold, less AssuredUVS revenue	(216)	313	90	-
Long-term software contract royalties	-	2,141	2,179	(186)
Long-term software contract costs	-	2,885	523	340
Long-lived asset impairment	2,928	-	-	-
Intangible asset impairment	-	1,647	-	-
Intangible asset amortization	2,054	952	-	-
Non-GAAP gross profit	**$ 51,962**	**$ 54,857**	**$ 68,437**	**$ 73,053**
Non-GAAP gross margin %	***26.4%***	***27.9%***	***32.8%***	***33.6%***

Note: Totals may not aggregate due to rounding

2011-2014 GAAP TO NON-GAAP OPERATING EXPENSES RECONCILIATION ($K)

	2011	2012	2013	2014
GAAP operating expenses from continuing operations	$53,595	$58,027	$60,440	$64,272
GAAP operating expenses from discontinued operations	9,908	2,406	383	-
GAAP operating expenses from continuing and	$63,503	$60,433	$60,823	$64,272
Currency (loss) gain	254	(555)	(517)	(86)
Stock-based compensation	(4,557)	(3,105)	(2,356)	(2,796)
AssuredUVS expenses	(5,429)	(1,585)	(366)	-
Contingent consideration adjustment	(21)	5	-	-
Goodwill impairment	(4,140)	-	-	-
Legal fees related to power supply component failure	-	(49)	(2)	-
Long-term software contract deferred costs	-	3,562	394	-
Restructuring (charge) recoveries	(668)	(639)	(36)	-
Legal settlement	-	-	-	(1,000)
Severance costs	(113)	(257)	(97)	(113)
Non-GAAP operating expenses	**$48,829**	**$57,810**	**$57,843**	**$60,277**

2011-2014 GAAP TO NON-GAAP NET INCOME (LOSS) RECONCILIATION ($K)

	2011	2012	2013	2014
GAAP operating income (loss) from continuing ops	$ (8,312)	$ (9,656)	$ 5,630	$ 8,303
GAAP operating loss from discontinued operations	(13,558)	(4,547)	(474)	-
GAAP operating income (loss) from continuing and discontinued operations	$ (21,870)	$ (14,203)	$ 5,156	$ 8,303
Currency loss (gain)	(254)	555	517	86
Stock-based compensation	5,385	3,725	2,690	3,145
Issuance of warrant to customer	1,007	-	-	-
Restructuring charge (recoveries)	668	639	36	-
Intangible asset amortization	2,054	952	-	-
Contingent consideration adjustment	21	(5)	-	-
Gain from insurance recovery	(555)	-	-	-
Power supply component failures	4,270	49	(705)	(100)
AssuredUVS expenses, less AssuredUVS revenue	5,213	1,951	456	-
Long-term software contract royalties	-	2,141	2,179	(186)
Long-term software contract costs	-	2,885	523	340
Long-term software contract deferred costs	-	(3,562)	(394)	-
Intangible asset impairment	2,928	1,600	-	-
Goodwill impairment	4,140	-	-	-
Legal settlement	-	-	-	1,000
Severance costs	126	327	137	188
Other adjustments	-	(6)	-	-
Non-GAAP operating income (loss)	$ 3,133	$ (2,952)	$ 10,595	$ 12,776

Note: Totals may not aggregate due to rounding

2011-2014 GAAP TO NON-GAAP EPS (LPS) RECONCILIATION

	2011	2012	2013	2014
GAAP income (loss) per share from continuing operations	$ (0.16)	$ (0.18)	$ 0.09	$ 0.13
GAAP loss per share from discontinued operations	(0.24)	(0.08)	(0.01)	-
GAAP income (loss) per share from continuing and discontinued operations	$ (0.40)	$ (0.26)	$ 0.09	$ 0.13
Currency loss (gain)	(0.01)	0.01	0.01	-
Intangible asset amortization	0.04	0.02	-	-
Stock-based compensation	0.10	0.06	0.05	0.05
AssuredUVS expenses less AssuredUVS revenue	0.09	0.03	0.01	-
Long-term software contract royalties	-	0.04	0.04	-
Long-term software contract costs	-	0.05	0.01	0.01
Long-term software contract deferred costs	-	(0.06)	(0.01)	-
Restructuring charge (recoveries)	0.01	0.01	-	-
Intangible impairment	0.05	0.03	-	-
Goodwill impairment	0.07	-	-	-
Power supply component failures	0.08	-	(0.01)	-
Legal settlement	-	-	-	0.02
Other adjustments	0.02	0.01	(0.01)	(0.01)
Non-GAAP income (loss) per share	$ 0.05	$ (0.06)	$ 0.18	$ 0.20
Weighted average shares used to calculate income (loss) per share:				
Basic	54,908	56,954	58,521	60,171
Diluted	55,488	56,954	59,247	63,898

Note: Totals may not aggregate due to rounding

2011-2014 GAAP TO NON-GAAP SERVER OEM RECONCILIATION ($K)

	2011	2012	2013	2014
Server OEM GAAP net revenue from continuing operations	$158,037	$ 143,353	$ 134,798	$ 115,580
Long-term software contract royalties	-	2,141	2,179	(186)
Issuance of warrant to customer	1,007	-	-	-
Server OEM non-GAAP net revenue	$159,044	$ 145,494	$ 136,977	$ 115,394
Server OEM GAAP gross profit from continuing operations	$ 30,829	$ 30,683	$ 35,534	$ 29,211
Server OEM GAAP gross margin % from continuing operations	*19.5%*	*21.4%*	*26.4%*	*25.3%*
Stock-based compensation	700	462	244	214
Severance costs	11	54	26	48
Power supply component failures	4,270	-	(707)	(100)
Long-term software contract royalties	-	2,141	2,179	(186)
Long-term software contract costs	-	2,885	523	340
Intangible asset amortization	1,116	777	-	-
Issuance of warrant to customer	1,007	-	-	-
Other COGS adjustment	455	6	-	-
Server OEM non-GAAP gross profit	$ 38,388	$ 37,008	$ 37,799	$ 29,527
Server OEM non-GAAP gross margin %	*24.1%*	*25.4%*	*27.6%*	*25.6%*

Note: Totals may not aggregate due to rounding

2011-2014 GAAP to Non-GAAP Server OEM Reconciliation ($K) *(continued)*

	2011	2012	2013	2014
Server OEM GAAP sales and marketing expenses from continuing ops	$ 1,866	$ 1,965	$ 2,070	$ 2,120
Server OEM GAAP contribution margin from continuing operations	$ 28,963	$ 28,718	$ 33,464	$ 27,091
Server OEM GAAP contribution % from continuing operations	*18.3%*	*20.0%*	*24.8%*	*23.4%*
Stock-based compensation	(112)	(88)	(58)	(68)
Severance costs	(13)	(3)	(2)	(9)
Other marketing adjustment	117	(39)	-	-
Server OEM non-GAAP sales and marketing expenses	1,858	1,835	2,010	2,043
Server OEM non-GAAP contribution margin	$ 36,530	$ 35,173	$ 35,789	$ 27,484
Server OEM non-GAAP contribution margin %	*23.0%*	*24.2%*	*26.1%*	*23.8%*
Server OEM GAAP operating income from continuing operations	$ 28,963	$ 28,718	$ 33,464	$ 27,091
Stock-based compensation	812	550	302	282
Severance costs	24	57	28	57
Power supply component failures	4,270	-	(707)	(100)
Long-term software contract royalties	-	2,141	2,179	(186)
Long-term software contract costs	-	2,885	523	340
Intangible asset amortization	1,116	777	-	
Issuance of warrant to customer	1,007	-	-	
Other adjustment	338	45	-	
Server OEM non-GAAP operating income	$ 36,530	$ 35,173	$ 35,789	$ 27,484

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K)

	2011	2012	2013	2014
Vertical Markets GAAP net revenue from continuing operations	$ 37,790	$ 51,195	$ 71,767	$ 102,085
GAAP revenue from discontinued operations	1,634	360	50	-
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 39,424	$ 51,555	$ 71,817	$ 102,085
AssuredUVS revenue	(1,634)	(360)	(50)	-
Vertical Markets non-GAAP net revenue	$ 37,790	$ 51,195	$ 71,767	$ 102,085
Vertical Markets GAAP gross profit from continuing operations	$ 14,454	$ 17,688	$ 30,536	$ 43,364
Vertical Markets GAAP gross margin % from continuing operations	*38.2%*	*34.6%*	*42.5%*	*42.5%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	(3,650)	(2,141)	(92)	-
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 10,804	$ 15,547	$ 30,444	$ 43,364
Vertical Markets GAAP gross margin % from continuing and discontinued opes	*27.4%*	*30.2%*	*42.4%*	*42.5%*
Stock-based compensation	128	157	90	136
Severance costs	2	14	14	26
AssuredUVS revenue	(1,634)	(360)	(50)	-
AssuredUVS expenses	1,418	673	140	-
Intangible asset impairment	-	1,600	-	-
Intangible asset amortization	938	175	-	-
Gain from insurance recovery	(555)	-	-	-
Long-lived asset impairment	2,928	-	-	-
Other COGS adjustment	(455)	42	-	-
Vertical Markets non-GAAP gross profit	$ 13,574	$ 17,848	$ 30,638	$ 43,526
Vertical Markets non-GAAP gross margin %	*35.9%*	*34.9%*	*42.7%*	*42.6%*

Note: Totals may not aggregate due to rounding

2012-2014 GAAP TO NON-GAAP VERTICAL MARKETS RECONCILIATION ($K) *(CONTINUED)*

	2011	2012	2013	2014
Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 9,219	$ 9,830	$ 8,755	$ 9,777
Vertical Markets GAAP contribution margin from continuing operations	$ 5,235	$ 7,858	$ 21,781	$ 33,587
Vertical Markets GAAP contribution margin % from continuing operations	*13.9%*	*15.3%*	*30.3%*	*32.9%*
Vertical Markets GAAP sales and marketing expenses from discontinued ops	651	103	-	-
Vertical Markets GAAP sales and marketing expenses from continuing and discontinued operations	$ 9,870	$ 9,933	$ 8,755	$ 9,777
Stock-based compensation	(249)	(192)	(125)	(170)
Severance costs	(28)	(7)	(4)	(20)
Other marketing adjustment	(218)	-	-	-
AssuredUVS expenses	(651)	(103)	-	-
Vertical Markets non-GAAP sales and marketing expenses	$ 8,724	$ 9,631	$ 8,626	$ 9,587
Vertical Markets non-GAAP contribution margin	$ 4,850	$ 8,217	$ 22,012	$ 33,939
Vertical Markets non-GAAP contribution margin %	*12.8%*	*16.1%*	*30.7%*	*33.2%*
Vertical Markets GAAP operating income from continuing operations	$ 5,235	$ 7,858	$ 21,781	$ 33,587
Vertical Markets GAAP operating income (loss) from discontinued operations	(4,301)	(2,197)	(92)	-
Vertical Markets GAAP operating income (loss) from continuing and discontinued operations	$ 934	$ 5,661	$ 21,689	$ 33,587
Stock-based compensation	377	349	215	306
Severance costs	30	23	18	46
AssuredUVS revenue	(1,634)	(360)	(50)	-
AssuredUVS expenses	2,069	782	140	-
Intangible asset impairment	-	1,600	-	-
Intangible asset amortization	938	175	-	-
Gain from insurance recovery	(555)	-	-	-
Long-lived asset impairment	2,928	-	-	-
Other adjustment	(257)	(13)	-	-
Vertical Markets non-GAAP operating income	$ 4,850	$ 8,217	$ 22,012	$ 33,939